1933 Act File No. 333-
                                                   1940 Act File No. 811-21169


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]      Pre-Effective Amendment No.
[_]      Post-Effective Amendment No.
and

[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]      Amendment No. __________

           Neuberger Berman New York Intermediate Municipal Fund Inc. (Exact Name of Registrant as Specified in Articles of Incorporation)

                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)


                                 (212) 476-8800
              (Registrant's Telephone Number, including Area Code)

                                Peter E. Sundman
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

       Arthur C. Delibert, Esq.                  Ellen Metzger, Esq.
       Kirkpatrick & Lockhart LLP                Neuberger Berman, LLC
       1800 Massachusetts Avenue, N.W.           605 Third Avenue
       2nd Floor                                 New York, New York 10158-3698
       Washington, DC 20036-1800


Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement
                           ---------------------------
If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that this filing will become effective (check appropriate box)

     [X]  when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Title of Securities       Amount Being           Proposed Maximum        Proposed Maximum       Amount of
Being Registered          Registered(1)          Offering Price Per      Aggregate Offering     Registration Fee
                                                 Unit                    Price
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Common Stock              4,600,000              $15.00                  $69,000,000            $6,348
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

(1) Includes 600,000 shares which may be offered by the Underwriters pursuant to an option to cover over allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                              SUBJECT TO COMPLETION
                     PRELIMINARY PROSPECTUS DATED [ ], 2002

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

                                   [ ] SHARES
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                         COMMON SHARES $15.00 PER SHARE

                          ----------------------------

         INVESTMENT OBJECTIVE. Neuberger Berman New York Intermediate Municipal Fund Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide common stockholders a high level of current income exempt from federal income tax and New York State and New York City personal income taxes.

         PORTFOLIO CONTENTS. The Fund normally substantially all (at least 90% of its total assets in municipal bonds with remaining maturities of less than 15 years that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's investment manager to be reliable), is exempt from federal income tax and New York State and New York City personal income taxes. The Fund's policy is to invest, under normal market conditions, at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years. The Fund seeks to maintain a dollar-weighted average duration between three and seven years. Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal bonds that, at the time of investment, are rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") or are judged to be of comparable quality by the Fund's investment manager, Neuberger Berman Management Inc. ("NB Management"). The Fund may invest up to 20% of its assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Agency ("S&P") or Fitch, Inc. ("Fitch") or that are unrated but judged to be of comparable quality by NB Management. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." There is no assurance that the Fund will achieve its investment objective.

         NO PRIOR HISTORY. Because the Fund is newly organized, its shares of common stock ("Common Shares") have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, and investors may lose money by purchasing Common Shares in the initial public offering. The Common Shares are expected to be listed on the American Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is expected to be "[______________]."

         PREFERRED SHARES. The Fund intends to use leverage by issuing shares of preferred stock representing approximately [38]% of the Fund's capital immediately after their issuance. The Fund also may add leverage to the portfolio by utilizing certain derivative instruments. By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares ("Common Stockholders") than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See "Preferred Shares and Related Leverage," "Risks - Leverage Risk" and "Risks - Derivatives Risk."

INVESTING IN THE COMMON SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" ON PAGE [ ] OF THIS PROSPECTUS.
                                ----------------

                                                 Per Share             Total
                                                 ---------             -----
Public offering price                                $                   $
Sales load                                           $                   $
Estimated offering expenses(1)                       $                   $
Proceeds to the Fund                                 $                   $

(1) In addition to the sales load, the Fund will pay organizational and offering expenses of up to $[.03] per Common Share, estimated to total $[___________], which will reduce the "Proceeds to Fund" (above). NB Management has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $[.03] per Common Share.

         The underwriters may also purchase up to [___________] additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


         The Common Shares will be ready for delivery on or about [___], 2002.

                                  ------------

                         [INSERT NAMES OF UNDERWRITERS]

                                  ------------

                    The date of this prospectus is [        ], 2002

         You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information, dated [__________], 2002, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [ ] of this prospectus, by calling [____________] or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

         The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PROSPECTUS SUMMARY.............................................................1

SUMMARY OF FUND EXPENSES......................................................12

THE FUND......................................................................14

USE OF PROCEEDS...............................................................14

THE FUND'S INVESTMENTS........................................................14

PREFERRED SHARES AND RELATED LEVERAGE.........................................19

RISKS  .......................................................................22

HOW THE FUND MANAGES RISK.....................................................31

MANAGEMENT OF THE FUND........................................................33

NET ASSET VALUE...............................................................35

DISTRIBUTIONS.................................................................35

DIVIDEND REINVESTMENT PLAN....................................................36

DESCRIPTION OF SHARES.........................................................37

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE  ARTICLES OF
INCORPORATION.................................................................40

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND......................41

TAX MATTERS...................................................................42

UNDERWRITING..................................................................46

STOCKHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT.....................47

LEGAL MATTERS.................................................................48

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

         Until [_________], 2002 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

         THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

The Fund ..................................  Neuberger Berman New York
                                             Intermediate Municipal Fund Inc. is
                                             a newly organized, non-diversified
                                             closed-end management investment
                                             company. The Fund is designed to
                                             provide tax benefits to individual
                                             investors who are residents of New
                                             York State for tax purposes. See
                                             "The Fund."

The Offering ..............................  The Fund is offering [ ] shares of common stock, with a par value of
                                             [.0001] per share, at $[15.00] per
                                             share through a group of
                                             underwriters (the "Underwriters")
                                             led by ___________ . The shares of
                                             common stock are called "Common
                                             Shares" in the rest of this
                                             prospectus. You must purchase at
                                             least 100 Common Shares ($1,500) in
                                             order to participate in this
                                             offering. The Fund has given the
                                             Underwriters an option to purchase
                                             up to [ ] additional Common Shares
                                             to cover orders in excess of [ ]
                                             Common Shares. See "Underwriting."
                                             NB Management has agreed to pay
                                             organizational expenses and
                                             offering costs of the Fund (other
                                             than the sales load) that exceed
                                             $[.03] per Common Share.

Investment Objective and Policies .........  The Fund's investment objective is to provide Common Stockholders a
                                             high level of current income exempt
                                             from federal income tax and New
                                             York State and New York City
                                             personal income taxes. This income,
                                             if any, will be distributed to
                                             Common Stockholders after the
                                             satisfaction of the obligation to
                                             pay dividends on Preferred Shares.
                                             Under normal market conditions, the
                                             Fund will invest substantially all
                                             (at least 90%) of its total assets
                                             in municipal bonds that pay
                                             interest that, in the opinion of
                                             bond counsel to the issuer (or on
                                             the basis of other authority
                                             believed by the Fund's investment
                                             manager to be reliable), is exempt
                                             from federal income tax and New
                                             York State and New York City
                                             personal income taxes ("New York
                                             Municipal Bonds") with remaining
                                             maturities of less than 15 years.
                                             The Fund's policy is to invest,
                                             under normal market conditions, at
                                             least 80% of its total assets in
                                             municipal bonds with remaining
                                             maturities of less than 15 years.

                                             The Fund seeks to maintain a
                                             dollar-weighted average duration
                                             between three and seven years.
                                             Under normal market conditions, the
                                             Fund will invest at least 80% of
                                             its total assets in municipal bonds
                                             that, at the time of investment,
                                             are rated in the four highest
                                             rating categories by an NRSRO or
                                             are considered by NB Management to
                                             be of comparable quality. The Fund
                                             may invest up to 20% of its assets
                                             in municipal bonds that at the time
                                             of investment are rated Ba/BB or B
                                             by Moody's, S&P or Fitch or that
                                             are unrated but judged to be of
                                             comparable quality by NB
                                             Management. There is no assurance
                                             that the Fund will achieve its
                                             investment objective. See "The
                                             Fund's Investments."
                                             The Fund's investments are subject
                                             to diversification, liquidity and
                                             related guidelines established in
                                             connection with the Fund's receipt
                                             from Moody's and Fitch of ratings
                                             of "Aaa" and "AAA", respectively,
                                             for Preferred Shares. Ratings
                                             issued by NRSROs, including Moody's
                                             and Fitch, do not eliminate or
                                             mitigate the risk of investing in
                                             the Fund's securities.

Proposed Offering of Preferred Shares        Subject to market conditions,
and Other Forms of Leverage ...............  approximately one to three months after completion of this offering,
                                             the Fund intends to offer Preferred
                                             Shares representing approximately
                                             [38]% of the Fund's capital after
                                             their issuance. For purposes of
                                             this prospectus, the Fund's capital
                                             means the total assets of the Fund
                                             less all liabilities and
                                             indebtedness not representing
                                             Preferred Shares or other senior
                                             securities. The issuance of
                                             Preferred Shares will leverage your
                                             investment in Common Shares.
                                             Leverage involves special risks.
                                             There is no assurance that the Fund
                                             will issue Preferred Shares or
                                             that, if issued, the Fund's
                                             leveraging strategy will be
                                             successful. The net proceeds the
                                             Fund obtains from selling the
                                             Preferred Shares will be invested,
                                             in accordance with the Fund's
                                             investment objective and policies,
                                             principally in intermediate-term
                                             municipal bonds, which generally
                                             will pay fixed rates of interest
                                             over the life of the bond. The
                                             Preferred Shares will pay dividends
                                             based on short-term interest rates,
                                             which will be reset frequently. So
                                             long as the rate of return, net of
                                             applicable Fund expenses, on the
                                             intermediate-term bonds and other
                                             instruments purchased by the Fund
                                             exceeds Preferred Share dividend
                                             rates as reset periodically, plus
                                             associated expenses, the investment
                                             of the proceeds of the Preferred
                                             Shares will generate more income
                                             than will be needed to pay
                                             dividends on the Preferred Shares.
                                             If so, the excess will be used to
                                             pay higher dividends to Common
                                             Stockholders than if the Fund were
                                             not so leveraged through the
                                             issuance of Preferred Shares. If
                                             not, the issuance of Preferred
                                             Shares could reduce the return to
                                             the Common Stockholders. The Fund
                                             also may add leverage to the
                                             portfolio by utilizing derivative
                                             instruments. See "Risks - Leverage
                                             Risk." The Fund cannot assure you
                                             that the issuance of Preferred
                                             Shares or the use of other forms of
                                             leverage will result in a higher
                                             yield on your Common Shares. Once
                                             Preferred Shares are issued and/or
                                             other forms of leverage are used,
                                             the net asset value and market
                                             price of the Common Shares and the
                                             yield to Common Stockholders will
                                             be more volatile. See "Preferred
                                             Shares and Related Leverage,"
                                             "Description of Shares - Preferred
                                             Shares" and "Risks - Leverage
                                             Risk."

Investment Manager ........................  NB Management serves as the investment manager of the Fund.
                                             Subject to the general supervision
                                             of the Board of Directors, NB
                                             Management is responsible for
                                             managing, either directly or
                                             through others selected by it, the
                                             investment activities of the Fund
                                             and the Fund's business affairs and
                                             other administrative matters. NB
                                             Management will receive a fee,
                                             payable monthly, in a maximum
                                             annual amount equal to [.55]% of
                                             the Fund's average daily total
                                             assets minus liabilities other than
                                             the aggregate indebtedness entered
                                             into for purposes of leverage
                                             ("Managed Assets"). The liquidation
                                             preference of the Preferred Shares
                                             is not a liability. NB Management
                                             has contractually agreed to waive a
                                             portion of the management fees it
                                             is entitled to receive from the
                                             Fund at the annual rate of [.25]%
                                             of the Fund's average [daily net
                                             assets] from the commencement of
                                             operations through [ ], 200[7]
                                             (i.e., roughly the first [five]
                                             years of operations), and at a
                                             declining amount for an additional
                                             four years of operations (through
                                             ________, 2011).

                                             NB Management has retained
                                             Neuberger Berman, LLC to serve as
                                             the Fund's sub-adviser. See
                                             "Sub-Adviser" below. Together, the
                                             firms and their affiliates manage
                                             $58.7 billion in total assets (as
                                             of June 30, 2002) and continue an
                                             asset management history that began
                                             in 1939.

                                             Theodore P. Giuliano, Thomas J.
                                             Brophy and Lori Canell are the
                                             portfolio managers of the Fund. See
                                             "Management of the Fund -
                                             Investment Manager" for a
                                             description of their backgrounds
                                             and experience.

Sub-Adviser................................  NB Management retains Neuberger
                                             Berman, LLC ("Neuberger Berman") to
                                             serve as the Fund's sub-adviser
                                             responsible for providing
                                             investment recommendations and
                                             research. NB Management (and not
                                             the Fund) will pay a portion of the
                                             fees it receives to Neuberger
                                             Berman in return for its services.

Distributions .............................  Commencing with the Fund's first dividend, it intends to pay regular
                                             monthly cash dividends to you at a
                                             rate based on its projected
                                             performance. The dividend rate that
                                             the Fund pays on its Common Shares
                                             will depend on a number of factors,
                                             including dividends payable on the
                                             Preferred Shares. As portfolio and
                                             market conditions change, the rate
                                             of dividends on the Common Shares
                                             and the Fund's dividend policy
                                             could change. Over time, the Fund
                                             will distribute substantially all
                                             of its net investment income (after
                                             it pays accrued dividends on any
                                             outstanding Preferred Shares). In
                                             addition, at least annually, the
                                             Fund intends to distribute to you
                                             your pro rata share of any
                                             available net capital gains. Your
                                             initial dividend is expected to be
                                             declared approximately 45 days, and
                                             paid approximately 60 to 90 days,
                                             from the completion of this
                                             offering, depending on market
                                             conditions. Unless you elect to
                                             receive distributions in cash, all
                                             of your distributions will be
                                             automatically reinvested in
                                             additional Common Shares under the
                                             Fund's Dividend Reinvestment Plan.
                                             See "Distributions" and "Dividend
                                             Reinvestment Plan."

Taxation ..................................  Because under normal circumstances the Fund will invest substantially
                                             all of its assets in municipal
                                             bonds that pay interest that is
                                             exempt from federal income tax and
                                             New York State and New York City
                                             personal income taxes, the
                                             dividends paid on Common Shares and
                                             Preferred Shares attributable to
                                             that interest will be similarly
                                             exempt for New York resident
                                             individuals. However, dividends
                                             paid on Common Shares and Preferred
                                             Shares may be subject to other
                                             state and local taxes. All or a
                                             portion of the interest paid on the
                                             municipal bonds held by the Fund
                                             may be an item of tax preference
                                             for purposes of the federal
                                             alternative minimum tax ("AMT")
                                             ("Tax Preference Item"), with the
                                             result that all or a portion of the
                                             dividends paid to Fund stockholders
                                             also would be such an item. Common
                                             Shares thus may not be a suitable
                                             investment if you are subject to
                                             the AMT or would become subject
                                             thereto by investing in Common
                                             Shares. The Fund also may realize
                                             net long- or short-term capital
                                             gain on the distribution of its
                                             securities, which would be taxable
                                             to its stockholders when
                                             distributed to them. Taxable income
                                             or gain earned or realized by the
                                             Fund will be allocated
                                             proportionately to Common and
                                             Preferred Stockholders, based on
                                             the percentage of total dividends
                                             and capital gain distributions,
                                             respectively, paid to each class
                                             for that year. Accordingly, certain
                                             specified Common Shares
                                             distributions may be subject to
                                             federal income tax.

Listing ...................................  The Common Shares are expected to be listed on the American Stock
                                             Exchange, subject to notice of
                                             issuance. The trading or "ticker"
                                             symbol of the Common Shares is
                                             expected to be "[ ]." See
                                             "Description of Shares-- Common
                                             Shares."

Stockholder Servicing Agent, Custodian
and Transfer Agent.........................  ____________ serves as the Fund's stockholder servicing agent. State
                                             Street Bank and Trust Company
                                             serves as custodian of the Fund's
                                             assets. ________ serves as transfer
                                             agent and dividend disbursement
                                             agent. See "Stockholder Servicing
                                             Agent, Custodian and Transfer
                                             Agent."

Market Price of Shares ....................  Shares of closed-end investment companies frequently trade at
                                             prices lower than the Fund's
                                             per-share net asset value. Shares
                                             of closed-end investment companies
                                             like the Fund that invest
                                             predominantly in investment grade
                                             municipal bonds have during some
                                             periods traded at prices higher
                                             than net asset value and during
                                             other periods traded at prices
                                             lower than net asset value. The
                                             Fund cannot assure you that Common
                                             Shares will trade at a price higher
                                             than net asset value in the future.
                                             Net asset value will be reduced
                                             immediately following the offering
                                             by the sales load and the amount of
                                             organization and offering expenses
                                             paid by the Fund. See "Use of
                                             Proceeds." In addition to net asset
                                             value, market price may be affected
                                             by such factors relating to the
                                             Fund and its portfolio holdings as
                                             dividend levels (which are in turn
                                             affected by expenses), dividend
                                             stability, portfolio credit quality
                                             and liquidity and call protection
                                             and market supply and demand. See
                                             "Preferred Shares and Related
                                             Leverage," "Risks," "Description of
                                             Shares," and "Repurchase of Common
                                             Shares; Conversion to Open-End
                                             Fund" in this prospectus, and the
                                             Statement of Additional Information
                                             under "Repurchase of Common Shares;
                                             Conversion to Open-End Fund." The
                                             Common Shares are designed
                                             primarily for long-term investors,
                                             and you should not view the Fund as
                                             a vehicle for trading purposes.

Special Risk Considerations................  NO OPERATING HISTORY.  The Fund is
                                             a newly organized, non-diversified,
                                             closed-end management investment
                                             company with no history of
                                             operations.

                                             MARKET DISCOUNT RISK. Shares of
                                             closed-end management investment
                                             companies like the Fund frequently
                                             trade at a discount from their
                                             per-share net asset value. The
                                             Fund's shares may trade at a price
                                             that is less than the initial
                                             offering price. This risk may be
                                             greater for investors who sell
                                             their shares in a relatively short
                                             period of time after completion of
                                             the initial offering.

                                             INTEREST RATE RISK. Generally, when
                                             market interest rates fall, bond
                                             prices rise, and vice versa.
                                             Interest rate risk is the risk that
                                             the municipal bonds in the Fund's
                                             portfolio will decline in value
                                             because of increases in market
                                             interest rates. The prices of
                                             longer-term bonds generally
                                             fluctuate more than prices of
                                             shorter-term bonds as interest
                                             rates change. Because the Fund will
                                             invest primarily in
                                             intermediate-term bonds, the Common
                                             Share net asset value and market
                                             price per share will fluctuate more
                                             in response to changes in market
                                             interest rates than if the Fund
                                             invested primarily in short-term
                                             bonds. The Fund's use of leverage,
                                             as described below, will tend to
                                             increase Common Share interest rate
                                             risk. See "Risks - Interest Rate
                                             Risk" for additional information.

                                             CREDIT RISK. Credit risk is the
                                             risk that an issuer of a municipal
                                             bond will become unable to meet its
                                             obligation to make interest and
                                             principal payments. In general,
                                             lower rated municipal bonds carry a
                                             greater degree of credit risk. If
                                             rating agencies lower their ratings
                                             of municipal bonds in the Fund's
                                             portfolio, the value of those
                                             obligations could decline, which
                                             could jeopardize the rating
                                             agencies' ratings of Preferred
                                             Shares. In addition, the underlying
                                             revenue source for a municipal
                                             obligation other than a general
                                             obligation bond may be insufficient
                                             to pay principal or interest in a
                                             timely manner. Because the primary
                                             source of income for the Fund is
                                             the interest and principal payments
                                             on the municipal bonds in which it
                                             invests, any default by an issuer
                                             of a municipal obligation could
                                             have a negative impact on the
                                             Fund's ability to pay dividends on
                                             Common Shares and could result in
                                             the redemption of some or all
                                             Common Shares. This risk of default
                                             may be greater for private activity
                                             bonds or other municipal bonds
                                             whose payments are dependent upon a
                                             specific source of revenue. Even if
                                             the issuer does not actually
                                             default, adverse changes in the
                                             issuer's financial condition may
                                             negatively affect its credit rating
                                             or presumed creditworthiness. These
                                             developments would adversely affect
                                             the market value of the issuer's
                                             obligations.

                                             The Fund may invest up to 20% of
                                             its net assets in municipal bonds
                                             that at the time of investment are
                                             rated Ba/BB or B by Moody's, S&P or
                                             Fitch or that are unrated but
                                             judged to be of comparable quality
                                             by NB Management. Bonds of below
                                             investment grade quality are
                                             regarded as having predominantly
                                             speculative characteristics with
                                             respect to capacity to pay interest
                                             and repay principal, and these
                                             bonds are commonly referred to as
                                             "junk bonds." The prices of these
                                             lower grade bonds are more
                                             sensitive to negative developments,
                                             such as a decline in the issuer's
                                             revenues or a general economic
                                             downturn, than are the prices of
                                             higher grade securities. Municipal
                                             bonds in the lowest investment
                                             grade category may also be
                                             considered to possess some
                                             speculative characteristics by
                                             certain rating agencies.

                                             STATE-SPECIFIC RISK. The Fund's
                                             policy of investing substantially
                                             all of its assets in New York
                                             Municipal Bonds makes the Fund more
                                             susceptible to adverse economic,
                                             political or regulatory occurrences
                                             affecting the issuers of such
                                             bonds. The New York State economy
                                             has a comparatively large share of
                                             the nation's finance, insurance,
                                             transportation, communications and
                                             services employment. To the extent
                                             that a particular industry sector
                                             represents a larger portion of the
                                             state's total economy, the greater
                                             the impact that a downturn in such
                                             sector is likely to have on the
                                             state's economy. The combined state
                                             and local taxes of residents of New
                                             York State, and particularly of
                                             residents of New York City, are
                                             among the highest in the country,
                                             which may limit the ability of New

                                             York State and its localities to
                                             raise additional revenue. In
                                             addition, the combined state and
                                             local debt per capita is above the
                                             national average and debt service
                                             expenditures have represented an
                                             increasing claim on state and local
                                             budgets. Recent events have created
                                             significant risk factors that could
                                             result in a reduction in economic
                                             activity in New York State and New
                                             York City.

                                             MUNICIPAL BOND MARKET RISK. The
                                             amount of public information
                                             available about the municipal bonds
                                             in the Fund's portfolio is
                                             generally less than that for
                                             corporate equities or bonds, and
                                             the investment performance of the
                                             Fund may therefore be more
                                             dependent on the analytical
                                             abilities of NB Management than
                                             would be a stock fund or taxable
                                             bond fund. The secondary market for
                                             municipal bonds, particularly below
                                             investment grade bonds in which the
                                             Fund may invest, also tends to be
                                             less well-developed and less liquid
                                             than many other securities markets,
                                             which may adversely affect the
                                             Fund's ability to sell bonds from
                                             its portfolio at attractive prices.
                                             Some municipal bonds are supported
                                             only by the revenue of a particular
                                             project or privately operated
                                             facility, and are not supported by
                                             the taxing power of any
                                             governmental entity.

                                             Municipal securities are subject to
                                             a risk that terror attacks could
                                             result in substantial loss of life,
                                             damage the local economy and damage
                                             or destroy significant portions of
                                             the municipal infrastructure. The
                                             impact of these events may extend
                                             beyond the immediately affected
                                             area and beyond the time of the
                                             attack. Businesses that leave an
                                             affected area in the wake of such
                                             an attack may not return, and
                                             economic activity may slow if
                                             tourists and local consumers avoid
                                             the affected city. These events
                                             could severely affect the tax base
                                             of a particular issuer of municipal
                                             securities and could damage or
                                             destroy a facility whose revenues
                                             support the payment of particular
                                             municipal securities. These
                                             attacks, and measures taken to
                                             prevent them, may also impose
                                             substantial overtime costs on
                                             municipal budgets.

                                             HIGH YIELD RISK. Investing in high
                                             yield bonds involves additional
                                             risks, including credit risk. The
                                             value of high yield, lower quality
                                             bonds is affected by the
                                             creditworthiness of the issuers of
                                             the securities and by general
                                             economic and specific industry
                                             conditions. Issuers of high yield
                                             bonds are not as strong financially
                                             as those with higher credit
                                             ratings, so their bonds are usually
                                             considered speculative investments.
                                             These issuers are more vulnerable
                                             to financial setbacks and recession
                                             than more creditworthy issuers
                                             which may impair their ability to
                                             make interest and principal
                                             payments. Investments in lower
                                             grade securities will expose the
                                             Fund to greater risks than if the

                                             Fund owned only higher grade
                                             securities.

                                             REINVESTMENT RISK. Income from the
                                             Fund's municipal bond portfolio
                                             will decline if and when the Fund
                                             invests the proceeds from matured,
                                             traded or called bonds at market
                                             interest rates that are below the
                                             portfolio's current earnings rate.
                                             A decline in income could affect
                                             the Common Shares' market price or
                                             their overall return.

                                             LEVERAGE RISK. The Fund's use of
                                             leverage through the issuance of
                                             Preferred Shares creates an
                                             opportunity for increased Common
                                             Share net income, but also creates
                                             special risks for Common
                                             Stockholders. There is no assurance
                                             that the Fund's leveraging strategy
                                             will be successful. It is
                                             anticipated that dividends on
                                             Preferred Shares will be based on
                                             short-term municipal bond rates of
                                             return (which would be redetermined
                                             periodically, pursuant to an
                                             auction process), and that the Fund
                                             will invest the net proceeds of the
                                             Preferred Shares offering
                                             principally in intermediate-term,
                                             typically fixed rate, municipal
                                             bonds. So long as the Fund's
                                             municipal bond portfolio provides a
                                             higher rate of return (net of Fund
                                             expenses) than the Preferred Share
                                             dividend rate, as reset
                                             periodically, plus associated
                                             expenses, the leverage will allow
                                             Common Stockholders to receive a
                                             higher current rate of return than
                                             if the Fund were not leveraged. If,
                                             however, short-term tax-exempt
                                             interest rates rise substantially
                                             after the issuance of the Preferred
                                             Shares, the Preferred Shares
                                             dividend rate could approach or
                                             exceed the acquisition yield on
                                             intermediate-term bonds and other
                                             investments held by the Fund that
                                             were acquired during periods of
                                             generally lower interest rates,
                                             reducing distribution yields and
                                             returns to Common Stockholders.
                                             Investment by the Fund in
                                             derivative instruments may increase
                                             the Fund's leverage and, during
                                             periods of rising interest rates,
                                             may adversely affect the Fund's
                                             income, distributions and total
                                             returns to Common Stockholders. See
                                             "The Fund's Investments" for a
                                             discussion of these instruments.
                                             Preferred Shares are expected to
                                             pay cumulative dividends, which may
                                             tend to increase leverage risk.
                                             Leverage creates two major types of
                                             risks for Common Stockholders:

                                             (1) the likelihood of greater
                                             volatility of net asset value and
                                             market price of Common Shares,
                                             because changes in the value of the
                                             Fund's municipal bond portfolio
                                             (including securities bought with
                                             the proceeds of the Preferred
                                             Shares offering) are borne entirely
                                             by the Common Stockholders; and

                                             (2) the possibility either that
                                             Common Share income will fall if
                                             the Preferred Share dividend rate
                                             rises, or that Common Share income
                                             will fluctuate because the
                                             Preferred Share dividend rate
                                             varies.

                                             Because the fees received by NB
                                             Management are based on the total
                                             net assets of the Fund (including
                                             assets represented by Preferred
                                             Shares and any leverage created
                                             thereby), NB Management has a
                                             financial incentive for the Fund to
                                             issue Preferred Shares, which may
                                             create a conflict of interest
                                             between NB Management and the
                                             holders of the Common Shares.

                                             INFLATION RISK. Inflation risk is
                                             the risk that the value of assets
                                             or income from the Fund's
                                             investments will be worth less in
                                             the future as inflation decreases
                                             the present value of payments at
                                             future dates.

                                             LIQUIDITY RISK. The Fund may invest
                                             up to 20% of its net assets in
                                             securities that are illiquid at the
                                             time of investment, which means a
                                             security that cannot be sold within
                                             seven days at a price which
                                             approximates fair value. Illiquid
                                             securities may trade at a discount
                                             from comparable, more liquid
                                             investments, and may be subject to
                                             wide fluctuations in market value.
                                             Also, the Fund may not be able to
                                             dispose of illiquid securities when
                                             that would be beneficial at a
                                             favorable time or price.

                                             DERIVATIVES RISK. The Fund may
                                             utilize a variety of derivative
                                             instruments for investment or risk
                                             management purposes, such as
                                             engaging in interest rate and other
                                             hedging and risk management
                                             transactions, and purchasing and
                                             selling options (including swaps,
                                             caps, floors and collars) on
                                             municipal bonds and on indices
                                             based on municipal bonds. In
                                             general, the Fund may purchase and
                                             sell (or write) options on up to
                                             20% of its assets. Derivatives are
                                             subject to a number of risks
                                             described elsewhere in this
                                             prospectus, such as liquidity risk,
                                             interest rate risk, credit risk and
                                             management risk. In addition,
                                             investment by the Fund in
                                             derivative instruments may increase
                                             the Fund's leverage and, during
                                             periods of rising interest rates,
                                             may adversely affect the Fund's
                                             income, distributions and total
                                             returns to Common Stockholders.
                                             Derivatives also involve the risk
                                             of mispricing or improper
                                             valuation, the risk of ambiguous
                                             documentation, and the risk that
                                             changes in the value of a
                                             derivative may not correlate
                                             perfectly with an underlying asset,
                                             interest rate or index. Suitable
                                             derivative transactions may not be
                                             available in all circumstances and
                                             there can be no assurance that the
                                             Fund will engage in these
                                             transactions to reduce exposure to
                                             other risks when that would be
                                             beneficial.

                                             MANAGEMENT RISK. The Fund is
                                             subject to management risk because
                                             it is an actively managed
                                             investment portfolio. NB Management
                                             and the portfolio managers will
                                             apply investment techniques and
                                             risk analyses in making investment
                                             decisions for the Fund, but there
                                             can be no guarantee that these will
                                             produce the desired results.

                                             NON-DIVERSIFICATION RISK. Because
                                             the Fund is classified as

                                             "non-diversified" under the
                                             Investment Company Act of 1940, as
                                             amended, and the rules and
                                             regulations thereunder ("1940
                                             Act"), it can invest a greater
                                             portion of its assets in
                                             obligations of a single issuer. As
                                             a result, the Fund will be more
                                             susceptible than a more widely
                                             diversified fund to any single
                                             corporate, economic, political or
                                             regulatory occurrence.

                                             ECONOMIC SECTOR AND GEOGRAPHIC
                                             RISK. The Fund will normally invest
                                             substantially all of its assets in
                                             municipal obligations of issuers in
                                             New York State and may invest 25%
                                             or more of its total assets in
                                             municipal obligations in the same
                                             economic sector, including without
                                             limitation the following: lease
                                             rental obligations of state and
                                             local authorities; obligations
                                             dependent on annual appropriations
                                             by the state's legislature for
                                             payment; obligations of state and
                                             local housing finance authorities;
                                             municipal utilities systems or
                                             public housing authorities;
                                             obligations of hospitals or life
                                             care facilities; and industrial
                                             development or pollution control
                                             bonds issued for electrical utility
                                             systems, steel companies, paper
                                             companies or other purposes. This
                                             may make the Fund more susceptible
                                             to adverse economic, political or
                                             regulatory occurrences affecting
                                             New York State or a particular
                                             economic sector. For example,
                                             health care related issuers are
                                             susceptible to Medicare, Medicaid
                                             and other third party payor
                                             reimbursement policies, and
                                             national and state health care
                                             legislation. As concentration
                                             increases, so does the potential
                                             for fluctuation in the net asset
                                             value of the Common Shares.

                                             ANTI-TAKEOVER PROVISIONS. The
                                             Fund's Articles of Incorporation
                                             (the "Articles") contain provisions
                                             limiting (1) the ability of other
                                             entities or persons to acquire
                                             control of the Fund, (2) the Fund's
                                             freedom to engage in certain
                                             transactions and (3) the ability of
                                             the Fund's directors or
                                             stockholders to amend the Articles.
                                             These provisions of the Articles
                                             may be regarded as "anti-takeover"
                                             provisions.

                                             RECENT DEVELOPMENTS. As a result of
                                             the terrorist attacks on the World
                                             Trade Center and the Pentagon on
                                             September 11, 2001, some of the
                                             U.S. securities markets were closed
                                             for a four-day period. These
                                             terrorist attacks and related
                                             events have led to increased
                                             short-term market volatility and
                                             may have long-term effects on U.S.

                                             and world economies and markets. A
                                             similar disruption of the financial
                                             markets could impact interest
                                             rates, auctions, secondary trading,
                                             ratings, credit risk, inflation and
                                             other factors relating to the
                                             securities.

Special Tax Considerations.................  While the Fund expects most of its income to be exempt from federal
                                             income tax and New York State and
                                             New York City personal income
                                             taxes, the Fund's distributions of
                                             any taxable net investment income
                                             and any net short-term capital gain
                                             (i.e., dividends) will be taxable
                                             to stockholders as ordinary income,
                                             and distributions of any net
                                             capital gain (the excess of net
                                             long-term capital gain over net
                                             short-term capital loss) will be
                                             subject to tax as long-term capital
                                             gain. See "Tax Matters."

                            SUMMARY OF FUND EXPENSES

         The following table assumes the issuance of Preferred Shares in an amount equal to [38]% of the Fund's capital (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 2 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no Preferred Shares are issued or outstanding (such as will be the case prior to the Fund's expected issuance of Preferred Shares).

STOCKHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)...            4.50%
Dividend Reinvestment Plan ......................           None(1)


                                                         Percentage of Net
                                                         Assets Attributable
                                                         to Common Shares
                                                         (assumes Preferred
                                                         Shares are Issued) (2)
                                                         ----------------------
ANNUAL EXPENSES
Management Fees .................................          ______%
Other Expenses ..................................                %
                                                           ------
Total Annual Expenses ..........................                 %
                                                           ======
Fee Waiver (Years 1-5) .........................          (______%)(3)

Net Annual Expenses (Years 1-5) ................           ______%(3)
------------

      (1) You will pay brokerage charges if you direct the Plan Agent (as defined below) to sell your Common Shares held in a dividend reinvestment account.

      (2) The table presented in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to Common Shares but, unlike the table above, assumes that no Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated as follows:


                                                           Percentage of Net
                                                           Assets Attributable
                                                           to Common Shares
                                                           (assumes no
                                                           Preferred Shares
                                                           are issued or
                                                           outstanding)(2)
                                                           -------------------
ANNUAL EXPENSES
Management Fees ...........................................   ____%
Other Expenses ............................................   ____%

Total Annual Expenses .....................................   ____%

Fee Waiver (Years 1-5) ....................................   ____%(3)

Net Annual Expenses (Years 1-5) ...........................   ____%(3)

         (3) NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of [.25]% of the Fund's Managed Assets from the commencement of operations through [ ], 2007 (i.e., roughly the first 5 years of Fund operations), [.20]% of average [daily net assets] in year 6, [.15]% in year 7, [.10]% in year 8 and [.05]% in year 9. NB Management has not agreed to waive any portion of its fees and expenses beyond [ ], 2011. Without the fee waiver, "Net Annual Expenses" would be estimated to be [____]% of net assets attributable to Common Shares (assuming the issuance of Preferred Shares) and [___]% of net assets attributable to Common Shares (assuming no Preferred Shares are issued or outstanding). NB Management has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $[.03] per Common Share.

         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately [10] million Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

         The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) net annual expenses of [___]% of net assets attributable to Common Shares (assuming the issuance of Preferred Shares) in years 1 through 5, increasing to [____]% in year 6, [____]% in year 7, [____]% in year 8 and [ ]% in year 9; and (2) a 5% annual return(1):

                                 1 Year     3 Years      5 Years     10 Years(2)
Total Expenses
incurred.....................       $           $           $             $

------------

      (1) THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below, and that all dividends and capital gain distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

      (2) Assumes waiver of fees and expenses at an annual rate of [.20]% of the Fund's average [daily net assets] in year 6, [.15]% in year 7, [.10]% in year 8 and [.05]% in year 9. NB Management has not agreed to waive any portion of the management fees it is entitled to receive from the Fund beyond [___], 2011. See "Management of the Fund - Investment Management Agreement."

                                    THE FUND

         The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on [ ], 2002. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 605 Third Avenue, New York, New York 10158-0180, and its telephone number is [_________]. The Fund is designed to provide tax benefits to individual investors who are residents of New York for tax purposes.

                                 USE OF PROCEEDS

         The net proceeds of the offering of Common Shares will be approximately $[_________] (or $[_________] if the Underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. NB Management has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $[.03] per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term, tax-exempt securities, although the Fund may, if necessary, also invest in other high quality, short-term securities, including mortgage-backed and corporate debt securities, that may be either tax-exempt or taxable.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide Common Stockholders a high level of current income exempt from federal income tax and New York State and New York City personal income taxes. This income, if any, will be distributed to Common Stockholders after the satisfaction of the obligation to pay dividends on Preferred Shares. The Fund may not achieve its investment objective.

         The Fund invests substantially all (at least 90%) of its total assets in New York Municipal Bonds with remaining maturities of less than 15 years. The Fund's policy is to invest, under normal market conditions, at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years. The Fund seeks to maintain a dollar-weighted average duration between three and seven years. Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal bonds rated, at the time of investment, within the four highest categories by an NRSRO (or, if unrated, judged by NB Management to be of comparable quality). Investment grade debt securities are those rated "BBB" or higher by S&P, "Baa" or higher by Moody's or within one of the four highest rating categories by an NRSRO, or judged to be of comparable quality by NB Management.

         The Fund may invest up to 20% of its assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by NB Management. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds."

         Municipal bonds may have all types of interest rate payment and reset terms, including fixed rate, floating and variable rate, zero coupon, payment in kind and auction rate features.

         The Fund generally does not invest more than 25% of its total assets in any industry, nor does the Fund invest more than 5% of its total assets in the securities of any single issuer. Governmental issuers of municipal bonds are not considered part of any "industry." However, municipal bonds backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to the industries of such nongovernmental users. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader segment of the municipal bond market, such as hospital and other health care facilities obligations, housing agency revenue obligations, and airport revenue obligations. The Fund will invest more than 25% of its assets in such types of municipal bonds if NB Management determines that the yields available from such obligations in a particular segment justify the additional risks associated with a large investment in that segment. Although these obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all such municipal bonds in such a market segment. The Fund may invest more than 25% of its assets in industrial development bonds.

         The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

         For temporary defensive purposes, and in order to keep cash on hand fully invested, the Fund may temporarily invest to a substantial degree in high-quality, short-term municipal bonds. If these high-quality, short-term municipal bonds are not available or, in NB Management's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in the following taxable securities: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest categories by an NRSRO; commercial paper rated in the highest category by an NRSRO; certificates of deposit, time deposits and bankers' acceptances; or repurchase agreements with respect to any of the foregoing investments or any other fixed-income securities that NB Management considers consistent with such strategy. To the extent the Fund invests in taxable securities, it will not be able to achieve its investment objective of providing income exempt from federal income tax and New York State and New York City personal income taxes.

         The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of: (1) 67% of the total outstanding common and preferred stock ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented or (2) a majority of the outstanding shares of the Fund. These percentages are required by the 1940 Act.

         If you are, or as a result of an investment in the Fund would become, subject to the AMT, the Fund may not be a suitable investment for you. Special AMT rules apply to corporate holders. In addition, distributions of any taxable net investment income and any net short-term capital gain (i.e., dividends) will be taxable to stockholders as ordinary income, and distributions of any net capital gain will be subject to tax as long-term capital gain. See "Tax Matters."

         The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objective and Policies" in the Statement of Additional Information.

MUNICIPAL BONDS

         Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. The New York Municipal Bonds in which the Fund will invest are generally issued by New York State, a city in New York, or a political subdivision, agency, authority or instrumentality of such state or city. The Fund may also invest in municipal obligations issued by United States territories (such as Puerto Rico or Guam) the interest on which is exempt from federal income tax and New York State and New York City personal income taxes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal bonds with remaining maturities of less than 15 years.

         The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds the interest on which is a Tax Preference Item, and a substantial portion of the dividends paid on Common [and Preferred] Shares thus may be such an item. Common [and Preferred] Shares may not be a suitable investment for investors who are already subject to the AMT or who would become subject to the AMT as a result of an investment in Common [or Preferred] Shares. See "Tax Matters."

         The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" or "special obligation" bonds, which include "private activity bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. They are not supported by the general taxing authority of any government entity. Although the ratings of NRSROs of the municipal bonds in the Fund's portfolio are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the NRSROs of the issuer's ability, or the economic viability of the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation. See Appendix A to the Statement of Additional Information for a summary of ratings.

         Municipal bonds may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are municipal bonds normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals based on a specified benchmark. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value and thus may be determined to be liquid. See "Investment Policies and Techniques" in the Statement of Additional Information. Each such note purchased by the Fund will meet the criteria established for the purchase of municipal bonds.

         The Fund may invest in unrated "non-appropriation" lease obligations or installment purchase contract obligations of municipal authorities or entities believed by NB Management to be of comparable quality to securities that are rated investment grade. There is no limitation on the percentage of the Fund's assets that may be invested in these lease obligations. A lease obligation is backed by the municipality's promise to make the payments due under the lease obligation. Lease obligations containing "non-appropriation" clauses provide that the municipality has no obligation to make lease installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

         The Fund may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price at which it was issued, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

         The Fund may also engage in interest rate and other hedging and risk management transactions; purchase and sell options (including swaps, caps, floors and collars) on municipal bonds and on indices based on municipal bonds; and purchase and sell municipal bonds on a "when-issued" or "delayed delivery" basis. In general, the Fund may purchase and sell (or write) options on up to 20% of its assets. The Securities and Exchange Commission requires that obligations of investment companies such as the Fund, in connection with options sold, must comply with certain segregation or cover requirements, which are more fully described in the Statement of Additional Information. The Fund may engage in these transactions both for speculative purposes and as a means to hedge risk. The Fund may also engage, to a limited extent, in financial futures contracts and related options contracts for hedging purposes. The Fund may also hold securities or use investment techniques that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Although NB Management believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result. See the Statement of Additional Information for a further description of these investment practices.

SELECTION OF INVESTMENTS

         NB Management selects securities for the Fund's portfolio which it believes entail reasonable credit risk considered in relation to the particular investment policies of the Fund. As a result, the Fund does not necessarily invest in the highest yielding municipal bonds permitted by its investment policies if NB Management determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates is not a major consideration. The Fund's policy is to invest at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years. The Fund seeks to maintain a dollar-weighted average duration between three and seven years. For this purpose, any scheduled principal prepayments on municipal bonds are reflected in the calculation of dollar-weighted average duration. NB Management may adjust the average duration of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Duration is a measure of a security's sensitivity to changes in market interest rates that takes account of all payments of principal and interest scheduled to occur over the life of the security.

         From time to time, the Fund may invest in securities of a municipal issuer, most or all of which is held by the Fund, by itself or together with other funds or accounts managed by NB Management. If the other funds holding the securities are open-end investment companies, they may need to liquidate their assets to meet shareholder redemptions, which could adversely affect the value of the same securities held by the Fund. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when NB Management believes it is advisable to do so.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

         The Fund may purchase municipal bonds on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal bonds in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations; the value of the municipal bonds at delivery may be more or less than their purchase price, and yields generally available on municipal bonds when delivery occurs may be higher than yields on the municipal bonds obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by NB Management to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Board. The Fund will make commitments to purchase municipal bonds on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable.

         To the extent that the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies. However, although the Fund does not intend to engage in such transactions for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Fund determines it is necessary to sell the "when-issued" or "delayed delivery" securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

         For more information, see "Investment Policies and Techniques - Special Considerations Relating to Municipal Securities" in the Statement of Additional Information.

                      PREFERRED SHARES AND RELATED LEVERAGE

         Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Preferred Shares representing approximately [38]% of the Fund's capital immediately after the issuance of the Preferred Shares. The Preferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. Leverage involves special risks and there is no assurance that the Fund's leveraging strategies will be successful. Although the timing and other terms of the offering of the Preferred Shares will be determined by the Fund's Board of Directors, the Fund expects to invest the net proceeds of the Preferred Shares principally in intermediate-term municipal bonds. The Preferred Shares will pay dividends based on short-term rates (which would be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares (after taking expenses into consideration), the leverage will allow Common Stockholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term tax-exempt interest rates rise substantially after the issuance of the Preferred Shares, the Preferred Shares dividend rate could approach or exceed the acquisition yield on intermediate-term bonds and other investments held by the Fund that were acquired during periods of generally lower interest rates, reducing distribution yields and returns to Common Stockholders.

         Changes in the value of the Fund's municipal bond portfolio (including investments bought with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to NB Management will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which include the proceeds from the issuance of Preferred Shares.

         For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among the Common Shares and any series of Preferred Shares in proportion to total distributions paid to each class for the taxable year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income (instead of solely tax-exempt income) is allocated to Preferred Shares, the Fund will have to pay higher total dividends to Preferred Stockholders or make dividend payments intended to compensate Preferred Stockholders for the unanticipated characterization of a portion of their dividends as taxable ("Gross-up Dividends"). This would reduce any advantage of the Fund's leveraged structure to Common Stockholders.

         Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's capital is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's capital). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's capital satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Directors will be elected by the Preferred Stockholders, voting separately as a class. The remaining Directors of the Fund will be elected by Common and Preferred Stockholders voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two consecutive years, Preferred Stockholders would be entitled to elect a majority of the Directors of the Fund. For purposes of this prospectus, the Fund's "capital" means the total assets of the Fund less all liabilities and indebtedness not representing Preferred Shares or other senior securities. The liquidation preference of the Preferred Shares is not a liability.

         If the Fund issues Preferred Shares and one or more rating agencies issue ratings for the Preferred Shares, the Fund would be subject to certain restrictions imposed by guidelines of those agencies. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NB Management from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

EFFECTS OF LEVERAGE

         Assuming that the Preferred Shares will represent approximately [38]% of the Fund's capital and pay dividends at an annual average rate of [2]%, the income generated by the Fund's portfolio (net of expenses) would have to exceed [____]% in order to cover such dividend payments. Of course, these numbers are merely estimates, used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated.

         The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes the issuance of Preferred Shares representing approximately [38]% of the Fund's total capital, a [ ]% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual Preferred Share dividend rate of [2]%. See "Risks."

Assumed
Portfolio Total
Return (Net of
Expenses)...........     (10.00)%      (5.00)%      0.00%       5.00%    10.00%

Common Share
Total Return........          --%          --%        --%         --%       --%


         Common Share total return is composed of two elements: the Common Share distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares and Fund expenses) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those investments.

OTHER FORMS OF LEVERAGE AND BORROWINGS

         In addition to the issuance of Preferred Shares, the Fund may use a variety of additional strategies to add leverage to the portfolio. These include the use of options, futures contracts, residual interest bonds and other derivative instruments. By adding additional leverage, these strategies have the potential to increase returns to Common Stockholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.

         The Securities and Exchange Commission does not consider derivative instruments used by the Fund to constitute senior securities (and they will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a forward purchase commitment by segregating liquid assets in an amount sufficient to meet the purchase price.

         The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

                                      RISKS

         The net asset value of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, interest rate risk, credit risk, municipal bond market risk, reinvestment risk, leverage risk, inflation risk, liquidity risk, derivatives risk and management risk. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized. These risks are summarized below.

         NEWLY ORGANIZED. The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

         MARKET DISCOUNT RISK. As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Fund. Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies like the Fund frequently trade at a discount from their per-share net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

         INTEREST RATE RISK. Interest rate risk is the risk that bonds (and the Fund's net assets) will decline in value because of changes in market interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal bond holdings. Because the Fund will invest primarily in intermediate-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.

         INCOME RISK. The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short term and long term. If interest rates drop, the Fund's income available over time to make dividend payments with respect to Preferred Shares could drop as well if the Fund purchases securities with lower interest coupons.

         CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security.

         LIQUIDITY RISK. The market for municipal obligations may be less liquid than for corporate bonds. The market for special obligation bonds, lease obligations, participation certificates and variable rate instruments, which the Fund may purchase, may be less liquid than for general obligation bonds. Liquid secondary trading in unrated municipal obligations may not exist. The Fund may not be able to sell these securities when NB Management determines it is appropriate. When the Fund has a need to raise cash, NB Management may be forced to sell from the portfolio some securities it would prefer to retain.

         Less liquid markets tend to be more volatile and react more negatively to adverse publicity and investor perception than more liquid markets. If markets are less liquid, the Fund may not be able to dispose of municipal obligations in a timely manner and at a fair price. There may be no established trading markets for certain municipal obligations, and trading in these securities may be relatively inactive. Some of the Fund's investments may be restricted as to resale. Although restricted securities may be sold in private transactions, a security's value may be less than the price originally paid by the Fund. Valuing illiquid or restricted securities is difficult, and NB Management's judgment may play a greater role in their valuation.

         CREDIT RISK. The Fund could lose money if the issuer of a municipal bond, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.

         Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated "Baa" by Moody's are regarded by Moody's as being medium grade obligations; they are neither highly protected nor poorly secured. Although interest payments and principal payments for these securities appear adequate for the present, they may lack certain protective elements or may be characteristically unreliable over any great length of time. They also may lack outstanding investment characteristics and may have speculative characteristics. The Fund may be more dependent upon NB Management's investment analysis of unrated municipal bonds than is the case with rated municipal bonds.

         The Fund may invest up to 20% of its net assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by NB Management. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds." These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities and the market values of lower grade securities tend to be more volatile than investment grade securities. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies.

         STATE-SPECIFIC RISK. As described above, the Fund will invest substantially all of its net assets in New York Municipal Bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of New York State and New York City municipal obligations. The information set forth below and the related information in the Statement of Additional Information is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York State and New York City. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York State and New York City, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

         The events of September 11, 2001 had a significant impact upon the New York State economy generally and more directly on that of New York City. New York City and New York State expect, based on actions of the U.S. Congress and the President, that they will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack. However, prior to September 11, the nation's and New York State's economies had been weakening and the loss of approximately one hundred thousand jobs in New York City as a direct result of September 11 will produce material budgetary pressures including increases to later year budget gaps for New York City and reductions to New York State surpluses. New York State has not quantified the impact of expected reductions in receipts and increased expenditures for unemployment and economic revitalization resulting from September 11. New York City's Financial Plan for Fiscal Years 2002-2006, released by the Mayor of New York City on June 26, 2002 (the "City Financial Plan"), projects revenues and expenditures for the 2002 and 2003 fiscal years, balanced in accordance with GAAP, and projects gaps of $3.7 billion, $4.2 billion, and $4.6 billion for fiscal years 2004 through 2006, respectively.

         New York State has historically been one of the wealthiest states in the nation. For decades, however, New York State's economy grew more slowly than that of the nation as a whole, gradually eroding New York State's relative economic affluence, as urban centers lost the more affluent to suburbs and people and business migrated to the South and West. However, since 1999, prior to the impact of September 11, the growth of New York State's economy has equaled or exceeded national trends. New York State has for many years had a very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or to not locate within, New York State and remains an impediment to growth and job creation. New York State's and New York

City's economies remain more reliant on the securities industry than is the national economy. As a result, the downturn in that industry prior to September 11 resulted in adverse changes in wage and employment levels.

         New York State ended its 2001-2002 fiscal year on March 31, 2002 in balance on a cash basis, with a reported closing balance in the General Fund of $1.03 billion. New York State adopted the debt service portion of the state budget for the 2002-2003 fiscal year on March 26, 2002. The State Legislature adopted the remainder of the budget for New York State's 2002-2003 fiscal year on May 16, 2002, and New York State released a revised State Financial Plan on May 22, 2002. The revised State Financial Plan projects balance on a cash basis for the 2002-2003 fiscal year. General Fund disbursements, including transfers to other funds are projected to total $40.22 billion for 2002-2003. The projected General Fund closing balance is $716 million. The State Financial Plan accompanying the Governor's 2002-2003 amended Executive Budget projected General Fund budget gaps of $2.8 billion in the 2003-2004 fiscal year and $3.3 billion in the 2004-2005 fiscal year. New York State has noted that there are significant risk factors that could result in a reduction in economic activity statewide such as greater job losses, weaker financial markets and smaller bonus payments by Wall Street firms.

         New York City's expense and capital budgets were adopted on June 21, 2002. New York City has outlined a gap-closing program for fiscal years 2004 through 2006 to eliminate the $3.7 billion, $4.2 billion and $4.6 billion projected budget gaps for the 2004 through 2006 fiscal years, respectively. This program, which is not specified in detail, assumes for the 2004 through 2006 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $2.4 billion and $2.5 billion; initiatives requiring New York State and federal action of $625 million in each year; increased New York State education aid of $425 million in each fiscal year; savings from transportation policy innovations, including congestion pricing and E-Z Pass initiatives of $100 million, $500 million and $800 million in fiscal years 2004 through 2006, respectively; savings from management and procurement efficiencies of $50 million, $75 million and $100 million in fiscal years 2004 through 2006, respectively; savings from restructuring sanitation resources of $50 million, $75 million and $100 million in fiscal years 2004 through 2006, respectively; savings from tort reform through local law of $25 million, $50 million, and $75 million in fiscal years 2004 through 2006, respectively; and increased revenues of $60 million in each year from the sale of taxi medallions.

         New York City depends on aid from New York State and federal governments both to enable New York City to balance its budget and to meet its cash requirements. The City Financial Plan provides for an additional $800 million in New York State and federal aid in fiscal year 2003 alone. If New York State or federal aid for fiscal year 2003 or thereafter is less than the level projected in the Mayor's proposal, projected savings may be negatively impacted and the Mayor may be required to propose significant additional spending reductions or tax increases to balance New York City's budget. If New York State, New York State agencies, New York City, other municipalities or school districts were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, or increasing the risk of default, the market price of municipal bonds issued by such entities could be adversely affected.

         As of May 23, 2002, Moody's rated New York City's outstanding general obligation bonds A2, S&P rated such bonds A and Fitch rated such bonds A+. Such ratings reflect only the view of Moody's, S&P and Fitch. A general description of Moody's and S&P's ratings of municipal bonds is set forth in Appendix A to the Statement of Additional Information. There is no assurance that such ratings will continue for any given periods of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New York City bonds and could increase New York City's borrowing costs. See "Factors Pertaining to New York" in the Statement of Additional Information for more information about New York State.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal obligations held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of New York municipal obligations, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of New York municipal obligations, the market value or marketability of New York municipal obligations or the ability of the respective issuers of the New York municipal obligations acquired by the Fund to pay interest on or principal of the municipal obligations. This information has not been independently verified. See the Statement of Additional Information for a further discussion of factors affecting municipal obligations in New York State.

         MUNICIPAL BOND MARKET RISK. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of NB Management than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

         The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations. Such laws, or political considerations, might constrain the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of, and manage, the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

         Municipal securities are subject to a risk that terror attacks could result in substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. The impact of these events may extend beyond the immediately affected area and beyond the time of the attack. Businesses that leave an affected area in the wake of such an attack may not return, and economic activity may slow if tourists and local consumers avoid the affected city. These events could severely affect the tax base of a particular issuer of municipal securities and could damage or destroy a facility whose revenues support the payment of particular municipal securities. These attacks, and measures taken to prevent them, may also impose substantial overtime costs on municipal budgets.

         HIGH YIELD RISK. Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings, so their bonds are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Investments in lower grade securities will expose the Fund to greater risks than if the Fund owned only higher grade securities.

         REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.

         LEVERAGE RISK. Leverage risk includes the risk associated with the issuance of the Preferred Shares, if any, in order to leverage the Fund's portfolio. There can be no assurance that the Fund's leveraging strategies involving Preferred Shares or derivatives will be successful. Once the Preferred Shares are issued or other forms of leverage are used, the net asset value and market value of Common Shares will be more volatile, and the yield and total return to Common Stockholders will tend to fluctuate more in response to changes in interest rates and with changes in the short-term dividend rates on the Preferred Shares. The Fund anticipates that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedures. See "Description of Shares - Preferred Shares." The rates of return on long-term municipal bonds are typically, although not always, higher than the rates of return on short-term municipal bonds. If the dividend rate on the Preferred Shares, plus associated expenses, approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Stockholders would be reduced. If the dividend rate on the Preferred Shares, plus associated expenses, exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Stockholders than if the Fund were not leveraged. Because the longer-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and Common Stockholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Furthermore, if the Fund realizes or earns net capital gain or other taxable income (instead of solely tax-exempt income) that is allocated to Preferred Shares, the Fund may have to pay Gross-up Dividends to Preferred Stockholders, which would reduce any advantage of the Fund's leveraged structure to Common Stockholders without reducing the associated risk. See "Preferred Shares and Related Leverage." The Fund cannot assure Common Stockholders that it will issue Preferred Shares or use other forms of leverage or, if used, that these strategies will result in a higher yield or return to Common Stockholders.

         Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund's portfolio declines, any leverage will result in a greater decrease in net asset value to Common Stockholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected AAA/Aaa ratings on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to Common Stockholders.

         While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Stockholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

         The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund's Common Shares and the returns to Common Stockholders.

         INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the Common Shares and distributions can decline, and the dividend payments on the Fund's Preferred Shares, if any, or interest payments on Fund borrowings, if any, may increase.

         MANAGEMENT RISK. The Fund is subject to management risk because it has an actively managed investment portfolio. NB Management and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

         NON-DIVERSIFICATION RISK. Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, to the extent the Fund invests a relatively high portion of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." The Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

         ECONOMIC SECTOR AND GEOGRAPHIC RISK. The Fund will normally invest substantially all of its assets in municipal obligations of issuers in New York State and may invest 25% or more of its total assets in municipal obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by the state's legislature for payment; obligations of state and local housing finance authorities; municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting New York State or a particular economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Common Shares.

       RISKS OF CERTAIN INVESTMENTS OF THE FUND. In addition to the risks described above, the Fund's investments are subject to certain other kinds of risk, such as:

      o NB Management's judgment about the attractiveness, value or income potential of a particular municipal obligation may prove to be incorrect;

      o   municipal obligations may fall out of favor with investors;

      o a rise in interest rates could cause the value of the Fund's portfolio generally to decline;

      o unfavorable legislation may affect the tax-exempt status of municipal obligations; and

      o unfavorable regulatory action with respect to the tax-exempt status of a particular security or type of security held by the Fund.

         The Fund may invest more than 25% of its assets in municipal obligations that finance the same or similar types of facilities or issuers located in New York State. If the Fund invests more than 25% of its assets in such segments, it will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in those segments of the municipal market.

         The Fund may invest in unrated "non-appropriation" lease obligations or installment purchase contract obligations of municipal authorities or entities believed by NB Management to be of comparable quality to securities that are rated investment grade. Regardless of the issuer's creditworthiness, it is possible that a municipality will fail to appropriate money in the future because of political changes, changes in the economic viability of a project or general economic changes. While these lease obligations generally are secured by a lien on the leased property, disposing of foreclosed property could be costly and time-consuming, and the Fund may not recoup its original investment.

         The Fund may invest in zero coupon bonds. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

         Some of the Fund's income may be subject to federal taxation. The Fund may realize taxable gain on some of its securities, and some of the Fund's income may be a Tax Preference Item.

         The Fund may acquire securities on a "when-issued" or "delayed delivery" basis. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis. If a significant percentage of the Fund's assets are committed to the purchase of securities on a "when-issued" and/or "delayed delivery" basis, the volatility of the Fund's net asset value may increase and the flexibility to manage the Fund's investments may be limited. Engaging in "when-issued" and "delayed delivery" transactions has a leverage-like effect on the Fund.

         The Fund may invest in derivatives. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the Fund's interest-rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

         RECENT DEVELOPMENTS. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities.

         Please see "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

                            HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

         The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority (as such term is defined in the 1940 Act) of the outstanding Common Shares and Preferred Shares voting together as a single class, and the approval of the holders of a majority (as such term is defined in the 1940 Act) of the outstanding Preferred Shares voting as a separate class. The Fund may not invest more than 25% of total Fund assets in securities of issuers having their principal business activities in any one industry. However, the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal obligations market and will normally invest substantially in obligations of issuers located in New York State. Municipalities are not considered to be in any industry; however, where a municipal security is supported only by the income from a particular enterprise or the assets of a particular private company, the Fund will treat that enterprise or company as the issuer for purposes of this limitation. The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody's or Fitch on Preferred Shares. See the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund.

         The Fund may use various investment strategies designed to limit the risk of bond price fluctuations. These hedging strategies include purchasing put and call options and using financial futures contracts and related options contracts. See "Investment Policies and Techniques" in the Statement of Additional Information.

QUALITY OF INVESTMENTS

         The Fund will invest at least [80%] of its net assets in bonds of investment grade at the time of investment. Investment grade means that such bonds are rated by national rating agencies within the four highest grades (rated Baa or BBB or better by Moody's, S&P & Fitch) or are unrated but judged to be of comparable quality by NB Management.

LIMITED ISSUANCE OF PREFERRED SHARES

         Under the 1940 Act, the Fund could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total net assets of the Fund. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of this asset coverage requirement. If the total liquidation value of the Preferred Shares plus the aggregate amount of such other senior securities were ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare distributions on the Common Shares until such liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund's total assets, were reduced. The Fund intends to issue Preferred Shares representing approximately [38]% of the Fund's total capital immediately after their issuance approximately one to three months after the completion of the offering of the Common Shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Stockholders to less income and net asset value volatility than if the Fund were more highly leveraged through Preferred Shares. It also gives the Fund flexibility to utilize other forms of leverage in addition to Preferred Shares from time to time in accordance with the 1940 Act asset coverage requirements (such as derivatives) that may be more efficient or cost effective sources of leverage than Preferred Shares under the circumstances. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness below one-half of the value of the Fund's total net assets.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

         The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Stockholders. In order to attempt to offset such a negative impact of leverage on Common Stockholders, the Fund may shorten the average duration of its investment portfolio (by investing in short-term securities or implementing certain hedging strategies) or may extend the maturity of outstanding Preferred Shares. The Fund also may attempt to reduce leverage by redeeming or otherwise purchasing Preferred Shares or by reducing any holdings in instruments that create leverage. As explained above under "Risks - Leverage Risk," the success of any such attempt to limit leverage risk depends on NB Management's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

         If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased, or utilize other forms of leverage, such as derivative instruments.

HEDGING AND RELATED STRATEGIES

         The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. Hedging strategies that the Fund may use include: financial futures contracts; short sales; swap agreements or options thereon; options on financial futures; and options based on either an index of municipal securities or taxable debt securities whose prices, NB Management believes, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to stockholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that NB Management will determine to use them for the Fund or, if used, that the strategies will be successful.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         The Board of Directors is broadly responsible for the management of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

         NB Management serves as the investment manager of the Fund. Subject to the general supervision of the Board of Directors, NB Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

         Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several open-end investment company clients and to individuals investing in mutual funds. As of June 30, 2002, NB Management had approximately $58.7 billion in assets under management.

         NB Management has retained Neuberger Berman to serve as sub-adviser to the Fund. See "Sub-Adviser" below. Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company, located at 605 Third Avenue, New York, New York 10158-0180.

         Theodore P. Giuliano, Thomas J. Brophy and Lori Canell have primary responsibility for the day-to-day portfolio management of the Fund. Mr. Giuliano, a Vice President and Director of NB Management and a Managing Director of Neuberger Berman, is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. Mr. Brophy and Ms. Canell are Vice Presidents of NB Management. Mr. Brophy is also a Vice President of Neuberger Berman. Ms. Canell is also a Managing Director of Neuberger Berman. Mr. Brophy has been a portfolio manager and a credit analyst for Neuberger Berman since 1998. From 1987 to 1998, he was employed by another investment firm. Ms. Canell joined Neuberger Berman in 1995. From 1983 to 1995 she was employed by another investment firm.

SUB-ADVISER

         NB Management retains Neuberger Berman 605 Third Avenue, New York, NY 10158-3698 to serve as the Fund's sub-adviser responsible for providing investment recommendations and research.

         NB Management (and not the Fund) will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other open-end investment companies managed by NB Management. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

INVESTMENT MANAGEMENT AGREEMENT

         Pursuant to an investment management agreement between NB Management and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of [.55]% of the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets") for the services and facilities it provides. The liquidation preference of the Preferred Shares is not a liability.

         In addition to the fees of NB Management, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

         NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below (covering commencement of the Fund's operations through [________], 2011):

                                         Percentage Waived (contractual
                                         annual rate as a percentage of         Percentage Waived
                                         average net assets attributable to     (annual rate as a percentage of
                                         Common Shares - assuming no            average net assets attributable to
Twelve Month                             Preferred Shares are issued or         Common Shares - assuming the
Period Ending [       ]                  outstanding)                           issuance of Preferred Shares (2))
--------------------------------         -----------------------------------    ----------------------------------
2003(1)........................                          [.25]%                                  [  ]%
2004...........................                          [.25]%                                  [  ]%
2005...........................                          [.25]%                                  [  ]%
2006...........................                          [.25]%                                  [  ]%
2007...........................                          [.25]%                                  [  ]%
2008...........................                          [.20]%                                  [  ]%
2009...........................                          [.15]%                                  [  ]%
2010...........................                          [.10]%                                  [  ]%
2011...........................                          [.05]%                                  [  ]%

------------

   (1)  From the commencement of the Fund's operations.

   (2) Assumes the issuance of Preferred Shares in an amount equal to [38]% of the Fund's capital (after issuance).


         NB Management has not agreed to waive any portion of its fees beyond [_________ ], 2011.

         Because the fees received by NB Management are based on the total net assets of the Fund (including assets represented by Preferred Shares and any leverage created thereby), NB Management has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between NB Management and the holders of the Fund's Common Shares.

                                 NET ASSET VALUE

         The net asset value is calculated by subtracting the Fund's total liabilities and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange, usually 4 p.m. Eastern time, every day on which the New York Stock Exchange is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

         The Fund values its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

         If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value.

                                  DISTRIBUTIONS

         Commencing with the first dividend, the Fund intends to pay regular monthly cash dividends to Common Stockholders at a rate based upon its projected performance. Dividends can be made only from net investment income after paying any accrued dividends to Preferred Stockholders. The dividend rate that the Fund pays will depend on a number of factors, including dividends payable on the Preferred Shares. The Fund's net income will consist of all interest income accrued on portfolio assets less all expenses of the Fund, which will be accrued each day. Over time, substantially all the Fund's net investment income will be distributed. The Fund also intends to distribute to you at least annually your pro rata share of any available net capital gain. Initial dividends to Common

Stockholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Fund's Board of Directors may change its dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares.

         To permit the Fund to maintain more stable monthly dividends, it will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future dividends. As a result, the dividends the Fund pays for any particular monthly period may be more or less than the amount of net investment income it actually earned during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, dividends from undistributed net investment income will be deducted from that net asset value.

                           DIVIDEND REINVESTMENT PLAN

         Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Stockholders whose shares are registered in their own names will have all dividends and any capital gain distributions (referred to collectively in this section as "dividends") reinvested automatically in additional Common Shares by __________________, as agent for the Common Stockholders (the "Plan Agent"), unless the stockholder elects to receive cash. An election to receive cash may be revoked or reinstated at a stockholder's option. In the case of record stockholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record stockholder as representing the total amount registered in such stockholder's name and held for the account of beneficial owners who participate in the Plan. Stockholders whose shares are held in the name of a bank, broker or other nominee should contact the nominee for details. Such stockholders may not be able to transfer their shares to another nominee and continue to participate in the Plan. All dividends to investors who elect not to participate in the Plan (or whose bank, broker or other nominee elects not to participate on the investor's behalf), will be paid in cash by check mailed, in the case of direct stockholders, to the record holder by ____________, as the Fund's dividend disbursement agent.

         Unless you (or your bank, broker or other nominee) elect not to participate in the Plan, the number of Common Shares you will receive as a result of a Fund dividend will be determined as follows:

         (1) If Common Shares are trading at or above their net asset value on the payment date, the Fund will issue new Common Shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date. Because Common Shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

         (2) If Common Shares are trading below their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per Common Share paid by the Plan Agent may exceed the market price thereof on the payment date, resulting in the purchase of fewer Common Shares than if the dividend had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next dividend. Interest will not be paid on any uninvested cash payments.

         If you own Common Shares directly, you may withdraw from the Plan at any time by giving written notice to the Plan Agent; please be sure to include your name and account number. You may also rejoin the Plan later. Contact the Plan Agent at the address below for information on how to do so. If you wish, the Plan Agent will sell the Common Shares and send you the proceeds, minus brokerage commissions.

         The Plan Agent maintains all stockholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information stockholders may need for tax records. The Plan Agent will also furnish each Common Stockholder with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive dividends in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares held for you under the Plan.

         There is no brokerage charge for reinvestment of your dividends in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

         Automatically reinvested dividends are taxed in the same manner as cash dividends.

         The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from ____________.

                              DESCRIPTION OF SHARES

COMMON SHARES

         The Articles authorize the issuance of one billion (1,000,000,000) shares of capital stock. The Common Shares will be issued with a par value of $[.0001] per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-takeover and Other Provisions in the Articles," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "Preferred Shares" below.

         The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the Fund. NB Management has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $[.03] per Common Share.

         Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional Common Shares or sell shares already held, the stockholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest principally in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund's Articles limit the ability of the Fund to convert to open-end status. See "Anti-takeover and Other Provisions in the Articles of Incorporation."

         Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Preferred Shares and Related Leverage" and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

PREFERRED SHARES

         The Articles authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of preferred stock ("Preferred Shares"). The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Stockholders.

         The Fund's Board of Directors has indicated its intention to authorize an offering of Preferred Shares (representing approximately [38]% of the Fund's capital immediately after the time the Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Stockholders described in this prospectus. Although the terms of the Preferred Shares will be determined by the Board of Directors (subject to applicable law and the Fund's Articles) if and when it authorizes a Preferred Shares offering, the Board has determined that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Directors has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below.

         As used in this prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

         LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's capital (determined after deducting the amount of such dividend or other distribution) immediately after the distribution. The liquidation preference of the Preferred Shares is not a liability. The liquidation value of the Preferred Shares is expected to be approximately [38]% of the value of the Fund's capital. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that fraction below one-half.

         DISTRIBUTION PREFERENCE. The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

         LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Stockholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Stockholders.

         VOTING RIGHTS. Preferred Shares are required to be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class. Each Common Share and each Preferred Share is entitled to one vote, and fractional shares are entitled to proportional fractions of a vote.

         Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common and Preferred Stockholders, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

         REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms also may state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of Preferred Shares by the Fund will increase such leverage. See "Preferred Shares and Related Leverage."

         The discussion above describes the Board of Directors' current intention with respect to a possible offering of Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles and Bylaws.

                    ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                            ARTICLES OF INCORPORATION

         The Articles and the Fund's bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

         The Articles require a vote by holders of at least 75% of the shares the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the directors who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Directors"), then the affirmative vote of the holders of only a majority of the

Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act.

         The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of at least 75% of the shares entitled to be voted for such Director in an election of directors.

         Reference should be made to the Articles on file with the Securities and Exchange Commission for the full text of these provisions. See the Statement of Additional Information under "Certain Provisions in the Articles of Incorporation" for a discussion of the voting requirements applicable to certain other transactions.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Directors regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

         If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

         Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                   TAX MATTERS

GENERAL; TAXATION OF THE FUND

         The following federal income tax discussion reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes in jurisdictions outside New York State.

         The Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code (a "RIC"), which involves satisfying certain distribution and other requirements. If the Fund so qualifies, it will not be subject to federal income tax on taxable income it distributes in a timely manner to its stockholders in the form of dividends or capital gain distributions.

         To satisfy the distribution requirement applicable to RICs, the Fund must generally distribute as dividends to its stockholders, including holders of its Preferred Shares, at least 90% of its taxable net investment income, net tax-exempt income and net short-term capital gain. These distributed amounts must qualify for the dividends-paid deduction. In certain circumstances, the Service could take the position that dividends paid on the Preferred Shares constitute preferential dividends under section 562(c) of the Code and thus do not qualify for the dividends-paid deduction.

         If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Stockholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on RICs that fail to distribute for a given calendar year, generally, at least 98% of their taxable net investment income and capital gain net income) and income tax on any undistributed income or gains and may, in certain circumstances, prevent the Fund from continuing to qualify for treatment as a RIC. Pursuant to any such suspension, the Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to RICs and to avoid income and excise taxes.

TAXATION OF THE FUND'S STOCKHOLDERS

         The New York Municipal Bonds in which the Fund will invest are generally issued by New York State, a city in New York State, or a political subdivision, agency, authority or instrumentality of such state or city. Thus, substantially all of the Fund's dividends to you will qualify as "exempt-interest dividends," which are not subject to federal income tax.

         All or a portion of the interest paid on the municipal bonds the Fund holds may be a "Tax Preference Item" for purposes of the alternate minimum tax ("AMT"), with the result that all or a portion of the dividends paid on Common Shares [and Preferred Shares] also would be such an item. Accordingly, if you are, or as a result of an investment in the Fund would become, subject to the AMT, the Fund may not be a suitable investment for you.

         The Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of any market discount that is other than de minimis will be included in the Fund's taxable income and generally will be taxable to its stockholders when it distributes that income to them.

         The Fund's investments in certain debt obligations, such as zero coupon municipal instruments, may cause it to recognize taxable income in excess of the cash generated by those obligations. Thus, the Fund could be required at times to liquidate those or other investments in order to satisfy its distribution requirements.

         For federal income tax purposes, distributions of investment income other than exempt-interest dividends are taxable as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Generally, a distribution of gains the Fund realizes on the sale or exchange of investments will be taxable to its stockholders, even though the interest income from those investments generally will be tax-exempt. Whether distributions of net capital gains are taxed as ordinary income or long-term capital gains is determined by how long the Fund owned the investments that generated those capital gains, rather than how long a stockholder has owned his or her Common Shares. Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as long-term capital gains (provided the Fund designates those distributions as capital gain dividends), whereas distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus were included in the price the stockholder paid for the Common Shares), whether the stockholder receives them in cash or reinvests them in additional Common Shares through the Dividend Reinvestment Plan.

         Any gain resulting from a stockholder's sale or exchange of Fund shares will also be subject to tax. In addition, the exemption from federal income tax and New York State and New York City personal income taxes for exempt-interest dividends does not necessarily result in exemption for those dividends under the income or other tax laws of any state or local taxing authority outside of New York. See also "New York Tax Matters," below.

         The Fund will apply backup withholding at the rate of 30% for amounts paid during 2002 and 2003 where it is required to apply that withholding. Please see "Tax Matters" in the Statement of Additional Information for additional information about the backup withholding tax rates for subsequent years.

         This section and the one following relate only to federal income tax and New York State and New York City personal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax adviser for information specific to your own circumstances. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

NEW YORK TAX MATTERS

         In the opinion of special New York tax counsel, under New York law, dividends paid by the Fund are exempt from New York State and New York City personal income taxes applicable to individuals who reside in New York State and New York City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payment on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments of Puerto Rico, the U.S. Virgin Islands, Guam and other U.S. territories. Other distributions from the Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State and New York City personal income taxes. Distributions to a corporate stockholder will be subject to New York State corporate franchise tax and New York City general corporation tax.

         Under currently applicable New York State law, the highest marginal New York State income tax rate imposed on individuals is 6.85%. The highest marginal New York City income tax rate currently imposed on individuals is 3.648%. In addition, individual taxpayers with New York adjusted gross income in excess of $100,000 must pay a supplemental tax to recognize the benefit of graduated tax rates. Stockholders subject to taxation in a state other than New York will realize a lower after tax rate of return if distributions from the Fund are not exempt from taxation in such other state.

         The foregoing briefly summarizes some of the important federal income tax and New York State and New York City personal income tax consequences to investors in the Common Shares, reflects the federal and New York State and New York City income tax laws as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

                                  UNDERWRITING

         Subject to the terms and conditions of a purchase agreement dated _________, 2002, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                                                 Number of
          Underwriter                          Common Shares
          -----------                          -------------



          Total.................                ____________

         The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and [NB Management] have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

         The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $[.45] per share. The sales load the Fund will pay of $[.675] per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may allow, a discount not in excess of $[.10] per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

         The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                          Per Share  Without Option  With Option
                                          ---------  --------------  -----------

Public offering price...................      $            $              $
Sales load..............................      $            $              $
Proceeds, before expenses, to the Fund..      $            $              $

         The expenses of the offering are estimated at $_____ and are payable by the Fund. The Fund has agreed to pay the underwriters $.005 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. NB Management has agreed to pay organizational expenses and offering costs of the Fund (other than sales load) that exceed $[.03] per Common Share.

         The Fund has granted the underwriters an option to purchase up to _________ additional Common Shares at the public offering price, less the sale load, within 45 days from the date of this prospectus solely to cover any over allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

         Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

         If the underwriters create a short position in the Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of the Common Shares to stabilize the price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

         Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

         The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Dividend Reinvestment Plan.

         The Fund anticipates that the underwriters may from time-to-time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities, and therefore can be expected to engage in portfolio transactions with the Fund.

         NB Management has also agreed to pay a fee to __________ payable quarterly at the annual rate of .10% of the Fund's ____ assets during the continuance of the Investment Management Agreement. The maximum amount of this fee will not exceed 4.5% of the aggregate initial offering price of the Common Shares offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. __________ has agreed to provide certain after-market stockholder support services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

            STOCKHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

         ____________ serves as the Fund's stockholder servicing agent.

        The custodian of the assets of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian performs custodial and fund accounting services.

         _______________________ serves as the Fund's transfer agent, registrar and dividend disbursement agent, as well as agent for the Fund's Dividend Reinvestment Plan.

                                  LEGAL MATTERS

         Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C., and for the Underwriters by _________.

             TABLE OF CONTENTS - STATEMENT OF ADDITIONAL INFORMATION

USE OF PROCEEDS..............................................................

INVESTMENT OBJECTIVE AND POLICIES............................................

INVESTMENT RESTRICTIONS......................................................

INVESTMENT POLICIES AND TECHNIQUES...........................................

INVESTMENT TECHNIQUES........................................................

PORTFOLIO TRADING AND TURNOVER RATE..........................................

CERTAIN RISK CONSIDERATIONS..................................................

MANAGEMENT OF THE FUND.......................................................

PORTFOLIO TRANSACTIONS.......................................................

DISTRIBUTIONS................................................................

DESCRIPTION OF SHARES........................................................

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION..........................

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND.....................

TAX MATTERS..................................................................

MARKETING, PERFORMANCE RELATED AND COMPARATIVE INFORMATION...................

CUSTODIAN, TRANSFER AGENT, STOCKHOLDER SERVICING AGENT AND
         DIVIDEND DISBURSEMENT AGENT.........................................

INDEPENDENT ACCOUNTANTS......................................................

COUNSEL......................................................................

REGISTRATION STATEMENT.......................................................

APPENDIX A - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................

APPENDIX B - NEW YORK AND U.S. TERRITORY INFORMATION.........................

APPENDIX C - TAX-EQUIVALENT YIELD TABLE......................................

================================================================================
--------------------------------------------------------------------------------


                                _________ Shares

           Neuberger Berman New York Intermediate Municipal Fund Inc.

                                  Common Stock

                                    ---------

                                   Prospectus

                                    ---------





                              [Name of Co-Manager]



                               ____________, 2002




--------------------------------------------------------------------------------
================================================================================

           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

                       STATEMENT OF ADDITIONAL INFORMATION

         The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

         Neuberger Berman New York Intermediate Municipal Fund Inc. (the "Fund") is a newly organized, non-diversified closed-end management investment company.

         This Statement of Additional Information relating to shares of common stock of the Fund ("Common Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating to Common Shares dated [_________________ ], 2002. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. You can get a free copy of the prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 or by calling [_______________________ ]. You may also obtain a copy of the prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

         No person has been authorized to give any information or to make any representations not contained in the prospectus or in this Statement of Additional Information in connection with the offering made by the prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

         The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the name of the Fund are either service marks or registered trademarks of Neuberger Berman Management Inc.(C)2002 Neuberger Berman Management Inc. All rights reserved.





          This Statement of Additional Information is dated [ ], 2002.

                                TABLE OF CONTENTS

                                                                           Page


USE OF PROCEEDS................................................................1

INVESTMENT OBJECTIVE AND POLICIES..............................................1

INVESTMENT RESTRICTIONS........................................................2

INVESTMENT POLICIES AND TECHNIQUES.............................................4

INVESTMENT TECHNIQUES.........................................................12

PORTFOLIO TRADING AND TURNOVER RATE...........................................24

CERTAIN RISK CONSIDERATIONS...................................................24

MANAGEMENT OF THE FUND........................................................25

PORTFOLIO TRANSACTIONS........................................................34

DISTRIBUTIONS.................................................................36

DESCRIPTION OF SHARES.........................................................36

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION...........................39

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND......................40

TAX MATTERS...................................................................42

MARKETING,PERFORMANCE RELATED AND COMPARATIVE INFORMATION.....................49

CUSTODIAN, TRANSFER AGENT, STOCKHOLDER SERVICING AGENT AND DIVIDEND
DISBURSEMENT AGENT............................................................51

INDEPENDENT ACCOUNTANTS.......................................................51

COUNSEL.......................................................................51

REGISTRATION STATEMENT........................................................51

APPENDIX A - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

APPENDIX B - NEW YORK AND U.S. TERRITORY INFORMATION.........................B-1

APPENDIX C - TAX-EQUIVALENT YIELD TABLE......................................C-1

                                 USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Fund will be approximately $_________ (or $_________ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

         On behalf of the Fund, NB Management, the Fund's investment manager, has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $[.03] per Common Share.

         Pending investment in municipal bonds (as described below) that meet the Fund's investment objective and policies, it is anticipated that the net proceeds of the offering will be invested in high quality, short-term, tax-exempt securities. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase high quality, short-term securities, including mortgage-backed and corporate debt securities, the income on which is subject to federal income tax and New York State and New York City personal income taxes.

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and general investment policies of the Fund are described in the prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

         The Fund's investment objective is to provide holders of common stock ("Common Stockholders") a high level of current income exempt from federal income tax and New York State and New York City personal income taxes. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the "Board") without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of: (1) 67% of the total outstanding [common and preferred] stock ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented or (2) a majority of the outstanding shares of the Fund. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act").

         All or a portion of the interest paid on the municipal obligations the Fund holds may be an item of tax preference for purposes of the federal alternative minimum tax ("AMT") ("Tax Preference Item"), with the result that all or a portion of the dividends paid to Fund stockholders also would be such an item. Common Shares thus may not be a suitable investment for investors who are subject to the AMT or would become subject thereto by investing in Common Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the AMT, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

         The Fund normally will invest substantially all (at least 90%) of its total assets in municipal bonds with remaining maturities of less than 15 years that pay interest that in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's investment manager to be reliable) is exempt from federal income tax and New York State and New York City personal income taxes. Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal bonds (as described below) rated, at the time of investment, within the four highest categories by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, judged by NB Management to be of comparable quality). The Fund's policies on the credit quality of its investments apply only at the time of the purchase of a security, and the Fund is not required to dispose of securities if S&P, Moody's or any other NRSRO downgrades its assessment of the credit characteristics of a particular issuer or if NB Management reassesses its view with respect to the credit quality of the issuer thereof.

         The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by NB Management. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." For a description of the risks associated with lower quality securities, see "High Yield Securities (`Junk Bonds')" below.

                             INVESTMENT RESTRICTIONS

         The following investment restrictions of the Fund are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:

         1. CONCENTRATION. Invest 25% or more of its total assets in issuers having their principal business activities in the same industry.

         2. SENIOR SECURITIES. Issue senior securities if such issuance is specifically prohibited by the 1940 Act or the rules or regulations thereunder.

         3. BORROWING. Borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

         4. LENDING. Make loans of money or property to any person, except to the extent that the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with the maintenance of the value of or the Fund's interest with respect to the municipal securities it owns and may lend portfolio securities.

         5. UNDERWRITING. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio.

         6. REAL ESTATE. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

         7. COMMODITIES. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This policy does not prevent the Fund from engaging in transactions involving futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities.

         In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d-1 under the 1940 Act), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's investment manager to be reliable), exempt from federal income tax and New York State and New York City personal income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement.

         The following investment policies and limitations of the Fund are non-fundamental. The Fund may not:

         1. MARGIN TRANSACTIONS. Buy any securities on "margin." Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

         2. SHORT SALES, PUTS AND CALLS. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This policy does not prevent the Fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed delivery basis or other financial instruments.

         3. INVESTMENTS IN ANY ONE ISSUER. At the close of each quarter of the Fund's taxable year, (i) no more than 25% of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC").

         Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) are applied only at the time a transaction is entered into. Any subsequent change in a rating assigned by any NRSRO to a security (or, if unrated, any change in the judgment of NB Management as to comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment unless and until NB Management determines that it is appropriate and practicable to sell or close out the investment without undue market or tax consequences to the Fund. If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

         The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

         To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NB Management to be liquid in accordance with procedures adopted by the Board, and /or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

         The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

         The Fund intends to apply for ratings for its Preferred Shares from Moody's and Fitch. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Stockholders or its ability to achieve its investment objective. The Fund currently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") and/or Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's and Fitch receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the prospectus.

         The Fund's policy is to invest, under normal conditions, at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years and to maintain a dollar-weighted average duration of the entire portfolio between 3 and 7 years. For this purpose, any scheduled principal prepayments will be reflected in the calculation of dollar-weighted average duration. The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by NB Management.

INVESTMENT IN MUNICIPAL BONDS

         Municipal bonds are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal bonds with remaining maturities of less than 15 years.

         The "issuer" of municipal bonds is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal bonds.

         Municipal bonds may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are municipal obligations normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof at shorter intervals. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at known intervals, on the basis of a specific benchmark. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value and thus may be determined to be liquid. Each such note purchased by the Fund will meet the criteria established for the purchase of municipal bonds.

         Municipal bonds that have fixed rates of interest are sensitive to changes in market interest rates. Generally, when interest rates are rising, the value of the Fund's municipal bond holdings can be expected to decrease. When interest rates are declining, the value of the Fund's municipal bond holdings can be expected to increase. The Fund's net asset value may fluctuate in response to the increasing or decreasing value of its municipal bond holdings. Generally, the longer the maturity of a fixed-rate instrument, the greater the change in value in response to a given change in market interest rates.

         The issuer of a municipal obligation might declare bankruptcy, which could cause the Fund to experience delays collecting interest and principal. To enforce its rights, the Fund might be required to take possession of and manage the assets securing the issuer's obligation, which may increase the Fund's expenses and reduce its net asset value. If the Fund took possession of a bankrupt issuer's assets, income derived from the Fund's ownership and management of the assets might not be tax exempt and more of the Fund's total distributions to the stockholders thus would be taxable. The Fund might not be able to take possession of the assets of a bankrupt issuer because of laws protecting state and local institutions, limits on the investments the Fund is permitted to make and limits on the nature of the income the Fund is permitted to receive imposed on it by the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund cannot take possession of a bankrupt issuer's assets and enforce its rights, the value of the issuer's security may be greatly diminished. This could reduce the Fund's net asset value.

         The U.S. Government has enacted laws that have restricted or diminished the income tax exemption on some municipal bonds, and it may do so again in the future. If this were to happen, more of the Fund's distributions to stockholders would be taxable. The issuer of a municipal bond may be obligated to redeem the bond at face value, but if the Fund paid more than face value for the bond, it may lose money when it sells the bond. Market rates of interest may be lower for municipal bonds than for taxable securities, but this may be offset by the federal income tax on income derived from taxable securities. There may be less extensive information available about the financial condition of issuers of municipal bonds than for corporate issuers with publicly traded securities.

         The Fund's investments in municipal bonds are subject to certain risks. In addition to those discussed in the prospectus, they include the following:

         Factors pertaining to New York are set forth in Appendix B.

         GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

         REVENUE BONDS OR SPECIAL OBLIGATION BONDS. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral commitment" of a related governmental unit (subject, however, to appropriations). Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

         Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

         RESOURCE RECOVERY BONDS. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

          TENDER OPTION BONDS. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. NB Management considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond's rating falls below investment grade. The tax treatment of tender option bonds is unclear, and the Fund will not invest in them unless NB Management has assurances that the interest thereon will be exempt from federal income tax.

         LEASE OBLIGATIONS. Also included within the general category of municipal bonds are participations in lease obligations or installment purchase contract obligations (collectively "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. The Fund may invest up to 100% of its assets in "non-appropriation" lease obligations and in unrated "non-appropriation" lease obligations that, at the time of investment, are judged by NB Management to have credit characteristics equivalent to, and to be of comparable quality to, securities that are rated investment grade.

         The Fund will usually invest in municipal lease obligations through certificates of participation ("COPs"), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property.

         In evaluating such unrated lease obligations, NB Management will consider such factors as it deems appropriate, including:

         o whether the lease can be cancelled;

         o the ability of the lease obligee to direct the sale of the underlying assets;

         o the general creditworthiness of the lease obligor;

         o the likelihood that the municipality will discontinue appropriating funding for the leased property if such property is no longer considered essential by the municipality;

         o the legal recourse of the lease obligee in the event of such a failure to appropriate funding; and

         o any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligations.

HIGH YIELD SECURITIES ("JUNK BONDS")

         The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or are unrated but judged to be of comparable quality by NB Management. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions that could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics. Municipal bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

         High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon securities (see "Zero Coupon Bonds, below"), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NB Management's research and analysis when investing in high yield securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

         The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as NB Management's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

PARTICIPATION CERTIFICATES

         Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

ZERO COUPON BONDS

         The Fund may invest in zero coupon bonds. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon bonds are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon bonds are redeemed at face value when they mature. The Fund must take discount on zero coupon bonds ("original issue discount" or "OID") into account ratably for federal income tax purposes prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds and regardless of whether the income is taxable or tax-exempt) to its stockholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

         The market prices of zero coupon bonds generally are more volatile than the prices of securities that pay interest periodically. Zero coupon bonds are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

ILLIQUID SECURITIES

         The Fund may invest up to 20% of its net assets in securities that are illiquid at the time of investment. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

MUNICIPAL NOTES

         Municipal notes in which the Fund may invest include the following:

PROJECT NOTES are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development ("HUD"). Although the notes are the primary obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as income, sales, use, and business taxes, and are payable from these future revenues.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenue, such as that available under federal revenue-sharing programs. Because of proposed measures to reform the federal budget and alter the relative obligations of federal, state, and local governments, many revenue-sharing programs are in a state of uncertainty.

BOND ANTICIPATION NOTES are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association or GNMA).

TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation issued by state or local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

PRE-REFUNDED AND "ESCROWED" MUNICIPAL BONDS are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (as defined below). The Funds can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

TAXABLE INVESTMENTS

         From time to time, for temporary defensive purposes, or when suitable municipal securities are not available, the Fund may invest in instruments the income from which is taxable. These include:

U.S. GOVERNMENT AND AGENCY SECURITIES. U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or instrumentalities of the U.S. Government, such as GNMA, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (formerly known as the Student Loan Marketing Association), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act of 1933 ("1933 Act"). While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Directors.

BANKING AND SAVINGS INSTITUTION SECURITIES. These include certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Fund may invest typically are not covered by deposit insurance.


                              INVESTMENT TECHNIQUES

         The Fund may employ, among others, the investment techniques described below, which may give rise to taxable income.

         In connection with the investment objective and policies described in this Statement of Additional Information and in the prospectus, the Fund may: purchase and sell options (including swaps, caps, floors and collars) on municipal securities and on indices based on municipal securities; borrow funds and issue senior securities to the extent permitted under the 1940 Act; engage in interest rate and other hedging and risk management transactions; and purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis. These investment practices entail risks. NB Management may use some or all of the following hedging and risk management practices when their use appears appropriate. Although NB Management believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result. NB Management may also decide not to engage in any of these investment practices.

OPTIONS AND FUTURES GENERALLY

         The Fund may engage in futures and options transactions in accordance with its investment objective and policies. The Fund may engage in such transactions if it appears advantageous to NB Management to do so in order to pursue its investment objective, to hedge (i.e., protect) against the effects of market conditions and to stabilize the value of its assets. NB Management may also decide not to engage in any of these investment practices. The use of futures and options, and the possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

           There are risks associated with futures and options transactions. Because it is not possible to perfectly correlate the price of the securities being hedged with the price movement in a futures contract, it is not possible to provide a perfect offset on losses on the futures contract or the option on the contract.

         Because there is imperfect correlation between the Fund's securities that are hedged and the futures contract, the hedge may not be fully effective. Losses on the Fund's security may be greater than gains on the futures contract, or losses on the futures contract may be greater than gains on the securities subject to the hedge. In an effort to compensate for imperfect correlation, the Fund may over-hedge or under-hedge by entering into futures contracts or options on futures contracts in dollar amounts greater or less than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the Fund could lose money from these positions.

         If the Fund hedges against an increase in interest rates, and rates decline instead, the Fund will lose all or part of the benefit of the increase in value of the securities it hedged because it will have offsetting losses in its futures or options positions. Also, in order to meet margin requirements, the Fund may have to sell securities at a time it would not normally choose.

SECURITIES OPTIONS TRANSACTIONS

         The Fund may invest in options on municipal securities, traded over-the-counter and, if applicable, traded on a national securities exchange. In general, the Fund may purchase and sell (or write) options on up to 20% of its assets. The SEC requires that obligations of investment companies such as the Fund, in connection with options sold, must comply with certain segregation or cover requirements that are more fully described below. There is no limitation on the amount of the Fund's assets that can be used to comply with such segregation or cover requirements.

         A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or "strike") price during the period specified in the terms of the option ("option period"). A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms that would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option.

         The Fund may purchase put and call options in hedging transactions to protect against a decline in the market value of municipal securities in the Fund's portfolio (e.g., by the purchase of a put option) and to protect against an increase in the cost of fixed-income securities that the Fund may seek to purchase in the future (e.g., by the purchase of a call option). If the Fund purchases put and call options, paying premiums therefor, and price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, to the extent such underlying securities correlate in value to the Fund's portfolio securities, losses of the premiums paid may be offset by an increase in the value of the Fund's portfolio securities (in the case of a purchase of put options) or by a decrease in the cost of acquisition of securities by the Fund (in the case of a purchase of call options).

         The Fund may also sell put and call options as a means of increasing the yield on its portfolio and also as a means of providing limited protection against decreases in market value of the portfolio. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

         OPTIONS ON SECURITIES. The Fund may write covered call options so long as it owns securities that are acceptable for escrow purposes and may write secured put options, which means that so long as the Fund is obligated as a writer of a put option, it will invest an amount, not less than the exercise price of the put option, in securities consistent with its investment objective and policies and restrictions on investment. See "Investment Objective" and "Investment Restrictions." The premium received for writing an option will reflect, among other things, the relationship of the exercise price to the market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price, less the amount paid for the option. At times the Fund may wish to establish a position in a security upon which call options are available. By purchasing a call option on such security the Fund would be able to fix the cost of acquiring the security, which is the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option that it can, if it chooses, permit to expire.

         OPTIONS ON SECURITIES INDICES. The Fund also may purchase and write call and put options on securities indices. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.

         When the Fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract's value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

         Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

         OTC OPTIONS. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored by NB Management and verified in appropriate cases. The Fund may be required to treat certain of its OTC options transactions as illiquid securities.

         It will generally be the Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund's purchasing an option having the same terms as the option it sold and has the effect of canceling its position as a seller. The premium that the Fund will pay when executing a closing purchase transaction may be higher than the premium it received when it sold the option, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and it either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to it, its portfolio turnover rate will increase, which would cause it to incur additional brokerage expenses.

         During the option period, the Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, or the Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away" at the strike price of the option that may be substantially below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.

         To the extent that an active market exists or develops, whether on a national securities exchange or over-the-counter, in options on indices based upon municipal securities, the Fund may purchase and sell options on such indices, subject to the limitation that the Fund may purchase and sell options on up to 20% of its assets. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the strike price of the option.

         Price movements in securities, which the Fund owns or intends to purchase, will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

         The Fund and NB Management have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of the Fund's portfolio.

         As part of these procedures the Fund will only engage in OTC options transactions with respect to U.S. Government securities with primary dealers that have been specifically approved by the Board. The Fund will engage in OTC options transactions with respect to municipal securities only with dealers that have been specifically approved by the Board. The Fund and NB Management believe that the approved dealers should be agreeable and able to enter into closing transactions as necessary and, therefore, present minimal credit risk to the Fund. The Fund anticipates entering into written agreements with those dealers to whom the Fund may sell OTC options, pursuant to which the Fund would have the absolute right to repurchase the OTC options from such dealers at any time at a price with respect to U.S. Government securities set forth in such agreement. The amount invested by the Fund in OTC options on securities other than U.S. Government securities, including options on municipal securities, will be treated as illiquid and subject to the Fund's 20% limitation on its assets that may be invested in illiquid securities.

         Gains, if any, the Fund recognizes or is deemed to recognize from transactions in securities options will be taxable income. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and Preferred Shares.

BORROWING AND LEVERAGE

The Fund is  authorized  to borrow  amounts  up to 33 1/3% of its  total  assets
(including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as "leverage." The Articles of Incorporation authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of preferred stock. Preferred stock would permit the Fund to assume leverage in an amount up to 50% of its total assets. Preferred stock, including, when issued, the Preferred Shares, would have a priority on the income and assets of the Fund over the Common Shares and would have certain other rights with respect to voting and the election of Directors. In certain circumstances, the net asset value of and dividends payable on shares of Common Shares could be adversely affected by such preferences. The use of leverage creates an opportunity for increased returns to holders of the Common Shares but, at the same time, creates special risks. The Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Restrictions." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

         In order to seek to protect the value of its portfolio securities against declines resulting from changes in interest rates or other market changes, the Fund may enter into the following hedging transactions: financial futures contracts and related options contracts.

         The Fund may enter into various interest rate hedging transactions using financial instruments with a high degree of correlation to the municipal securities which the Fund may purchase for its portfolio, including interest rate futures contracts (e.g., futures contracts on U.S. Treasury securities) and futures contracts on interest rate related indices (e.g., municipal bond indices). The Fund may also purchase and write put and call options on such futures contracts and on the underlying instruments. The Fund may enter into these transactions in an attempt to "lock in" a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities it anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of its portfolio. Financial futures and options contracts and the risk attendant to the Fund's use thereof, are more completely described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities.

         The Fund will not engage in the foregoing transactions for speculative purposes, but only in limited circumstances as a means to hedge risks associated with management of its portfolio. Typically, investments in futures contracts and sales of futures options contracts require the Fund to deposit in a custodial account a good faith deposit, known as "initial margin," in connection with its obligations in an amount of cash or specified debt securities which generally is equal to 1%-15% of the face amount of the contract, which initial margin requirement may be revised periodically by the applicable exchange as the volatility of the contract fluctuates. Thereafter, the Fund must make additional deposits with the applicable financial intermediary equal to any net losses due to unfavorable price movements of the contract, and will be credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "variation margin."

         The Securities and Exchange Commission generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, such companies must either segregate cash or liquid securities in the amount of their obligations under the foregoing transactions or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. There is no limitation on the percentage of the Fund's assets that may be segregated with respect to such transactions.

         FINANCIAL FUTURES CONTRACTS. The Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge against anticipated future changes in market conditions that otherwise might adversely affect the value of securities the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. At the time of delivery, in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

         Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contract calls for a payment of the net value of the securities. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. Futures contracts entail risk. If NB Management's judgment about the general direction of securities markets or interest rates is wrong, the Fund's overall performance may be poorer than if it had not entered into such contracts.

         There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of speculators, the margin requirements in the futures market may be less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by NB Management may still not result in a successful hedging transaction. If this should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

         OPTIONS ON FINANCIAL FUTURES CONTRACTS. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks on options purchased by the Fund, i.e., that they may expire worthless, in which case the Fund would lose the premium paid therefor.

         REGULATORY RESTRICTIONS. The Fund will comply with SEC guidelines regarding "cover" for hedging transactions and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the futures contract or option covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or its ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid future contract or option position; this inability may result in a loss to the Fund.

         To the extent the Fund sells or purchases futures contracts or writes options thereon that are traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC") other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

         ACCOUNTING AND TAX CONSIDERATIONS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

         In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

         For a summary of the tax consequences of the Fund's investments in options and futures contracts, see "Tax Matters - Hedging Transactions."

         All of the foregoing transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the securities being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's securities. In addition, these instruments may not be liquid in all circumstances and generally are closed out by entering into offsetting transactions rather than by delivery or cash settlement at maturity. As a result, in volatile markets, the Fund may not be able to close out a transaction on favorable terms or at all. Although the contemplated use of those contracts should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these contracts could tend to limit any potential gain that might result from an increase in the value of such security. Finally, the daily deposit requirements for futures contracts and sales of futures options contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option.

         Successful use of futures contracts and options thereon by the Fund is subject to the ability of NB Management to predict correctly movements in the direction of interest rates and other factors affecting securities markets. If NB Management's expectations were not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices, which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         In addition to engaging in transactions utilizing options on futures contracts, the Fund may purchase put and call options on securities and, as developed from time to time, on interest indices and other instruments. Purchasing options may increase investment flexibility and improve total return but also risks loss of the option premium if an asset the Fund has the option to buy declines in value or if an asset the Fund has the option to sell increases in value.

         New options and futures contracts and other financial products may be developed from time to time. The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective and the regulatory requirements applicable to investment companies.

         Gains, if any, the Fund recognizes or is deemed to recognize from transactions in hedging activities will be taxable income. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and Preferred Shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may purchase municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund's missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash, or liquid securities, having a value equal to or greater than its purchase commitments, provided such securities have been determined by NB Management to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Board. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable.

         To the extent that the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies. However, although the Fund does not intend to engage in such transactions for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Fund determines it is necessary to sell the "when-issued" or "delayed delivery" securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis. "When issued" and "delayed delivery" purchases have a leveraging effect on the Fund, because it is subject to fluctuations in the value of securities for which it has not yet paid. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments.

REPURCHASE AGREEMENTS

         The Fund may use repurchase agreements to manage its cash position. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government Securities or municipal obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties.

The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income, if any, generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and Preferred Shares. If the other party to a repurchase agreement defaults, the Fund may not be able to sell the underlying securities. If the Fund must assert its rights against the other party to recover the securities, the Fund will incur unexpected expenses, risk losing the income on the security and bear the risk of loss in the value of the security.

INVESTMENT IN OTHER INVESTMENT COMPANIES

         The Fund does not currently invest in other investment companies and does not currently intend to invest in them, but it may, consistent with the provisions of the 1940 Act and the Fund's investment restrictions, determine to do so in the future in appropriate circumstances. Currently, under the 1940 Act, the Fund may hold securities of another registered investment company in amounts that (i) do not exceed 3% of the total outstanding voting stock of such company,
(ii) do not exceed 5% of the value of the Fund's total assets, and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

         In the event of such an investment, as a shareholder in an investment company the Fund would bear its ratable share of the investment company's expenses, including management fees, and would remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

RESIDUAL INTEREST BONDS ("RIBS")

         The Fund may also invest up to [__]% of its total assets in residual interest municipal bonds ("RIBS"); the interest rate on a RIB bears an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity.

         An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.

         Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund's leverage as a more flexible alternative to the issuance of Preferred Shares. Should short-term and long-term interest rates rise, the combination of the Fund's investment in RIBS and its use of other forms of leverage (including through the issuance of Preferred Shares or the use of other derivative instruments) likely will adversely affect the Fund's net asset value per share and income, distributions and total returns to stockholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

         The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax and New York State and New York City personal income taxes. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

         The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

         Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Investments in Other Investment Companies."

                       PORTFOLIO TRADING AND TURNOVER RATE

         The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 100%. The Fund's turnover rate is calculated by dividing the lesser of its sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of its securities for the year. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund's transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for purposes of federal income tax and New York State and New York City personal income taxes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                           CERTAIN RISK CONSIDERATIONS

         Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance the Fund will achieve its investment objective. The Fund's ability to achieve its investment objective is dependent on the continuing ability of the issuers of municipal obligations in which the Fund invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman. Subject to the provisions of the Fund's Articles of Incorporation (the "Articles"), its Bylaws and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund's advisory and sub-advisory contracts and other principal contracts.

         The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

THE BOARD OF DIRECTORS
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                                                                     NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX        OTHER DIRECTORSHIPS HELD
NAME, AGE, AND                                                       OVERSEEN BY         OUTSIDE FUND COMPLEX BY
ADDRESS (1)                 PRINCIPAL OCCUPATION(S) (2)              DIRECTOR            DIRECTOR
--------------------------- ---------------------------------------- ------------------- ------------------------------
Peter Sundman (42)           President and Chief Executive Officer          [3]
--------------------------- ---------------------------------------- ------------------- ------------------------------
Claudia Brandon (45)                       Secretary                        [3]
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Class I
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Class II
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Class III
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(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The Terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of shareholders held in 2003, 2004, and 2005 respectively, and at each third annual meeting of shareholders thereafter. Pursuant to the Articles, each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal; except that (a) any Director may resign by delivering a written resignation; (b) any Director may be removed with cause by an affirmative vote of 75% of the then outstanding stockholders of the Corporation's capital stock entitled to vote generally in the election of Directors; and (c) any Director who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Directors.

INFORMATION ABOUT THE OFFICERS OF THE FUND

Name, Age, and Address (1)              Position and Length of Time Served (2)  Principal Occupation(s) (3)
--------------------------              --------------------------------------  ---------------------------
Claudia A. Brandon (45)                 Secretary since 2002                    Vice President-Mutual Fund Board Relations
                                                                                of NB Management since 2000; Vice President
                                                                                of Neuberger Berman since 2002 and employee
                                                                                since 1999; Vice President of NB Management
                                                                                from 1986 to 1999; Secretary of three other
                                                                                mutual funds for which NB Management acts as
                                                                                investment manager and administrator.

Robert Conti (46)                       Vice President since 2002               Vice President of Neuberger Berman since
                                                                                1999; Senior Vice President of NB
                                                                                Management since 2000; Controller of NB
                                                                                Management until 1996; Treasurer of NB
                                                                                Management from 1996 until 1999; Vice
                                                                                President of three other mutual funds for
                                                                                which NB Management acts as investment
                                                                                manager and administrator since 2000.

Peter E. Sundman (42)                   President and Chief Executive           Executive Vice President of Neuberger
                                        Officer since 2002                      Berman since 1999; Principal of Neuberger
                                                                                Berman from 1997 until 1999; Senior Vice
                                                                                President of NB Management from 1996 until
                                                                                1999; Director of Institutional Services of
                                                                                NB Management from 1988 until 1996.

--------------------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Bylaws of the Fund, each officer elected by the Board shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Board and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

COMMITTEES

The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below.

AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board. [The Audit Committee is composed entirely of Independent Fund Directors; its members are ______________].

CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of the Fund's Code of Ethics, which restricts the personal securities transactions of employees, officers, and Directors. [Its members are ______________].

CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Fund's principal contractual arrangements. The Committee is composed entirely of Independent Fund Directors; [its members are ______________].

EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Directors when the Directors are not in session. [Its members are ______________].

NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of the Fund. The Nominating Committee is composed entirely of Independent Fund Directors; [its members are ______________]. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia Brandon, Secretary, Neuberger Berman New York Intermediate Municipal Fund Inc., 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund Directors; [its members are ______________].

Pricing Committee. The Pricing Committee oversees the procedures for pricing the Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. [Its members are ______________].

         The Fund's Articles of Incorporation provide that the Fund will indemnify its Directors and officers against liabilities and expenses to the extent permitted by Maryland law and the 1940 Act. This means that the Fund will indemnify its officers and Directors against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         The following table sets forth information concerning the compensation of the Directors of the Fund. The Fund does not have any retirement plan for its Directors.

COMPENSATION

         The Directors' compensation and other costs of their joint meetings are allocated pro rata based on the assets of each investment company in the Neuberger Berman Fund Complex. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending October 31, [200_]. For the calendar year ended December 31, 2001, the Directors received the compensation set forth in the following table for serving as Directors of other investment companies in the "Fund Complex." Each officer and Director who is a Director, officer, partner or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves without any compensation from the Fund.

TABLE OF COMPENSATION

                                                                Total Compensation from Investment
                                       Estimated Aggregate      Companies in the Neuberger Berman
                                       Compensation             Fund Complex Paid to Directors
Name and Position with the Fund        from the Fund*           For the Fiscal Year Ended [10/31/0_]
--------------------------------       -------------            ------------------------------------










At [ ______________ ], 2002, the Directors and officers of the Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

         * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the NB Management Fund Complex. The estimate is for the fiscal year ending [October 31, 2003].

CODES OF ETHICS

         The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Fund.

                    INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR

         NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Fund, dated September [ ], 2002 ("Management Agreement"). NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2002, NB Management had approximately $58.7 billion in assets under management. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

         The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

         NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management. Two Directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, currently serve as Directors and/or officers of the Fund. See "Directors and Officers." The Fund pays NB Management a management fee as described below.

         NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated September __, 2002 ("Administration Agreement"). For such administrative services, the Fund pays NB Management a fee based on the Fund's average daily net assets, as described below.

         Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund's stockholder servicing agent [or third party investment providers]. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent [or third party investment providers] in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management [or the third party provider] solicits and gathers stockholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

         For administrative services, the Fund pays NB Management at the annual rate of [__]% of average daily net assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the administration agreement. In addition, the Fund may compensate such third parties for accounting and other services.

         Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of [__]% of the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets"). The liquidiation preference of the Preferred Shares is not a liability. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         From the commencement of the Fund's operations through [______, 200_], NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:

---------------------------------------- -------------------------------------- --------------------------------------
Period Ending [       ],                 Percentage Waived (contractual         Percentage Waived
                                         annual rate as a percentage of         (annual rate as a percentage of
                                         average net assets attributable to     average net assets attributable to
                                         Common Shares - assuming no            Common Shares - assuming the
                                         Preferred Shares are issued or         issuance Preferred Shares (2))
                                         outstanding)
---------------------------------------- -------------------------------------- --------------------------------------
2003 (1)                                  [.25]%                                 [    ]%
---------------------------------------- -------------------------------------- --------------------------------------
2004                                      [.25]%                                 [    ]%
---------------------------------------- -------------------------------------- --------------------------------------
2005                                      [.25]%                                 [    ]%
---------------------------------------- -------------------------------------- --------------------------------------
2006                                      [.25]%                                 [    ]%
---------------------------------------- -------------------------------------- --------------------------------------
2007                                      [.25]%                                 [    ]%
---------------------------------------- -------------------------------------- --------------------------------------
2008                                      [.20]%                                 [    ]%
---------------------------------------- -------------------------------------- --------------------------------------
2009                                      [.15]%                                 [    ]%
---------------------------------------- -------------------------------------- --------------------------------------
2010                                      [.10]%                                 [    ]%
---------------------------------------- -------------------------------------- --------------------------------------
2011                                      [.05]%                                 [    ]%
---------------------------------------- -------------------------------------- --------------------------------------

(1)      From the commencement of the Fund's operations.

(2) Assumes the issuance of Preferred Shares in an amount equal to [38]% of the Fund's net assets (after issuance).

NB Management has not agreed to waive any portion of its fees beyond [ ], 2011.

         The Management Agreement continues until [ ], 2004. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are not "interested persons" of NB Management or the Fund ("Independent Fund Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding shares in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding shares in that Fund.

         The Management Agreement is terminable, without penalty, on 60 days' written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days' written notice either by NB Management or by the Fund. Each Agreement terminates automatically if it is assigned.

         Except as otherwise described in the prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not "interested persons" of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

SUB-ADVISER

         NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated [ ____ ], 2002 ("Sub-Advisory Agreement").

         The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its officers and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other investment companies managed by NB Management.

         The Sub-Advisory Agreement continues until [ _________ ], 2004 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

         The Management Agreement and the Sub-Advisory Agreement each provide that NB Management or Neuberger Berman, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

         In approving the Management and Sub-Advisory Agreements for the Fund, the Board primarily considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

         With respect to the nature and quality of the services provided, the Board considered, among other things, the resources that NB Management plans to devote to managing the Fund and the firm's fixed-income research and trading capabilities. They discussed the recent and long-term performance of the other fixed-income funds managed by NB Management and Neuberger Berman. They also considered NB Management's and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems. With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds pursuing a comparable investment strategy to the Fund. The Board also considered the contractual limits on the Fund's expenses undertaken by NB Management.

         The Board concluded that the fees and other benefits likely to accrue to NB Management and its affiliates by virtue of their relationship to the Fund are reasonable in comparison with the benefits accruing to the Fund. In considering the fees, the Board took note of the likelihood that the Fund would issue preferred stock and considered the effect of such issuance on the Fund's net assets and, therefore, the fees. The Board also concluded that approval of the Management and Sub-Advisory Agreements was in the best interests of the Fund's stockholders. These matters were considered by the Independent Fund Directors working with experienced 1940 Act counsel that is independent of Neuberger Berman and NB Management.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN

         The Directors and officers of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management, are:
Jeffrey B. Lane, Director; Robert Matza, Director; Michael M. Kassen, Director and Chairman; Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Thomas J. Gengler, Jr., Senior Vice President; Joseph K. Herlihy, Senior Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Peter E. Sundman, Director and President; and Heidi L. Schneider, Director.

         The officers and employees of Neuberger Berman, who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, are:
Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Operating Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Heidi L. Schneider, Executive Vice President; Peter E. Sundman, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Joseph K. Herlihy, Senior Vice President and Treasurer; Philip Ambrosio, Senior Vice President; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Irene Ashkenazy, Senior Vice President; Philip Callahan, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph F. Collins III, Senior Vice President; Thomas E. Gengler Jr., Senior Vice President; Amy Gilfenbaum, Senior Vice President; Brian
E. Hahn, Senior Vice President; Judith Ann Kenney, Senior Vice President; Barbara R. Katersky, Senior Vice President; Diane E. Lederman, Senior Vice President; Domenick Migliorato, Senior Vice President; Jane Ringel, Senior Vice President; David Root, Senior Vice President; Mark Shone, Senior Vice President; Robert H. Splan, Senior Vice President; Thomas Tapen, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Robert Traversa, Senior Vice President; Frank J. Tripodi, Senior Vice President; and Marvin C. Schwartz, Managing Director.

         Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman. The inside Directors and officers of Neuberger Berman Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Director and Executive Vice President; Heidi L. Schneider, Director and Executive Vice President; Michael M. Kassen, Director, Chief Investment Officer and Executive Vice President; Robert Matza, Director, Chief Operating Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Richard Cantor, Vice Chairman and Director; Lawrence Zicklin,

Vice Chairman and Director; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Joseph K. Herlihy, Treasurer; Maxine L. Gerson, Assistant Secretary; and Ellen Metzger, Assistant Secretary.

                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

         Investment decisions for the Fund and for the other investment advisory clients of NB Management are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by NB Management. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by NB Management is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by NB Management. NB Management may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which NB Management believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

         Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

         In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. NB Management also may consider the brokerage and research services that broker-dealers provide to the Fund or NB Management. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

         In certain instances NB Management specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced NB Management's normal internal research activities, NB Management's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, NB Management is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to NB Management by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of NB Management and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, NB Management always considers its best execution obligation.

         The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing other funds managed by it and, in some cases, by Neuberger Berman in servicing managed accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the other funds it manages and by Neuberger Berman from brokers effecting portfolio transactions on behalf of managed accounts may be used for the Fund's benefit.

         No affiliate of the Fund receives give-ups or reciprocal business in connection with its portfolio transactions. The Fund does not effect transactions with or through broker-dealers in accordance with any formula or for selling shares of the Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits NB Management and Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

                                  DISTRIBUTIONS

         As described in the prospectus, initial dividends to Common Stockholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain more stable monthly dividends, it will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income it earns in a particular period. Such undistributed net investment income would be available to supplement future dividends, including dividends that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares. As a result, the dividends the Fund pays for any particular period may be more or less than the amount of net investment income it actually earns during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, dividends from undistributed net investment income will be deducted from that net asset value.

         For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Stockholders, see the prospectus under "Preferred Shares and Related Leverage."

         While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause it to incur federal income and/or excise tax and, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

COMMON SHARES

         The Fund's Articles authorize the issuance of one billion (1,000,000,000) shares. The Common Shares will be issued with a par value of $[.0001] per share. All Common Shares have equal rights as to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Articles of Incorporation" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "Preferred Shares" below.

         The Common Shares are expected to be listed on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares as a result of payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and the Fund's prospectus under "Preferred Shares and Related Leverage" and "Municipal Bonds."

PREFERRED SHARES

         The Articles authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of preferred stock ("Preferred Shares"). The Preferred Shares may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the Common Stockholders.

         The Board has indicated its intention to authorize an offering of Preferred Shares (representing approximately [38%] of the Fund's capital immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Stockholders described in the prospectus and this Statement of Additional Information. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Articles) if and when it authorizes a Preferred Shares offering, the Board has stated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively short-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

         As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

         LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Preferred Shares is expected to be approximately [38%] of the value of the Fund's net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

         DISTRIBUTION PREFERENCE. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

         LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares ("Preferred Stockholders") will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         VOTING RIGHTS. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

         In connection with the election of the Fund's Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the Board's current intention with respect to a possible offering of Preferred Shares. If the Board determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Articles and Bylaws.

               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

         The Articles of Incorporation include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

         The Articles require a vote by holders of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Directors who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Directors"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.

         The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

         Reference should be made to the Articles on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Board regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

         Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

         See "Certain Provisions in the Articles of Incorporation " in the prospectus and "Certain Provisions in the Articles of Incorporation" in this Statement of Additional Information for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's prospectus under "Risks - Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

                                   TAX MATTERS

         TAXATION OF THE FUND. The Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code ("RIC"). To qualify for that treatment, the Fund must, among other things:

                  (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities;

                  (b) distribute with respect to each taxable year at least 90% of the sum of its net tax-exempt income, taxable ordinary income, and the excess, if any, of net short-term capital gains over net long-term capital losses for that year; and

                  (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers the Fund controls and that are engaged in the same, similar, or related trades or businesses.

         If the Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from its earnings and profits, including any distributions of its net tax-exempt income and net capital gains, would be taxable to its stockholders as ordinary (taxable) income. Those distributions generally would not be eligible for the dividends-received deduction in the case of corporate stockholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for treatment as a RIC.

         The Fund intends to distribute at least annually to its stockholders all or substantially all of its net tax-exempt interest and any investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, determined without regard to any deduction for dividends paid). The Fund also may annually distribute its net capital gain

(i.e., the excess of net long-term capital gain over net short-term capital loss) or may retain all or a portion of its net capital gain for investment. If the Fund retains any investment company taxable income or any net capital gain, the Fund will be subject to tax at regular corporate rates on the retained amount. If the Fund retains any net capital gain, the Fund may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders who (1) would be required to include in income for federal income tax purposes, as long-term capital gain, their shares of the undistributed amount and (2) would be entitled to credit their proportionate shares of the tax the Fund paid on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in shares owned by a Fund stockholder would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder's gross income and the tax deemed paid by the stockholder under clause (2) of the preceding sentence.

         To the extent the Fund fails to distribute in a calendar year at least an amount equal to 98% of the sum of its ordinary (taxable) income for that year, plus its capital gain net income for the one-year period ending October 31 of that year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax. For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A dividend the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the dividend is declared and payable to stockholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the excise tax.

         TAXATION OF THE STOCKHOLDERS

         EXEMPT-INTEREST DIVIDENDS. The Fund will qualify to pay exempt-interest dividends to its stockholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax under Code section 103(a). Distributions that the Fund properly designates as exempt-interest dividends will be treated as interest excludable from stockholders' gross income for federal income tax purposes but may be a Tax Preference Item and may be taxable for state and local purposes. See also "New York Tax Matters" in Appendix B. Because the Fund intends to qualify to pay exempt-interest dividends, it may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices, and other assets.

         The receipt of exempt-interest dividends may affect the portion, if any, of a person's Social Security and Railroad Retirement benefits (collectively "Benefits") that will be includable in gross income subject to federal income tax. Up to 85% of Benefits may be included in gross income where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income, and one-half of any Benefits, exceeds an adjusted base amount. Stockholders receiving Benefits should consult their tax advisers.

         The Code imposes the AMT with respect to individuals, corporations (except certain small corporations), trusts, and estates. The interest on certain "private activity bonds" (e.g., municipal bonds issued to make loans for housing purposes or to private entities, but not certain tax-exempt organizations such as universities and non-profit hospitals) is treated as a Tax Preference Item and, after reduction by applicable expenses, is included in federal alternative minimum taxable income. The Fund will furnish to stockholders annually a report indicating the percentage of Fund income treated as a Tax Preference Item. In addition, interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for purposes of the AMT. Accordingly, a portion of the Fund's dividends that would otherwise be tax-exempt to its stockholders may cause certain stockholders to become subject to the AMT or may increase the tax liability of stockholders who already are subject to that tax.

         The Fund will inform investors within 60 days after each taxable year-end of the percentage of its income dividends that qualify as exempt-interest dividends. The percentage will be applied uniformly to all dividends paid during the year. Thus, the percentage of any particular dividend designated as an exempt-interest dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

         OTHER FUND DISTRIBUTIONS. As long as the Fund qualifies as a RIC, distributions from the Fund (other than exempt-interest dividends) will be taxable to its stockholders as ordinary income to the extent the distributions are derived from taxable net investment income and net short-term capital gains, and will not be eligible for the dividends received deduction for corporations. Distributions of net capital gain (after applying any available capital loss carryovers) that are properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to each stockholder as long-term gain, regardless of how long the stockholder has held the shares in the Fund.

         The Fund's expenses attributable to earning tax-exempt income do not reduce its current earnings and profits; therefore, distributions in excess of the sum of its net tax-exempt and taxable income may be treated as taxable dividends to the extent of its remaining earnings and profits. Distributions in excess of the sum of the Fund's net tax-exempt and taxable income could occur, for example, if its book income exceeded that sum, which could arise as a result of certain of its hedging and investment activities. See "--Hedging Transactions" below.

         For federal income tax purposes, the Fund is required to allocate its tax-exempt income, net capital gain, and other taxable income, if any, between the Common Shares and preferred stock, including the Preferred Shares, it issues on a pro rata basis in proportion to the total distributions paid to each such class of stock for the taxable year.

         Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or reinvested in additional Common Shares through the Dividend Reinvestment Plan. A Common Stockholder whose distributions are so reinvested will be treated as having received a dividend equal to either (1) the fair market value of the newly issued shares or (2) if the Common Shares are trading below their net asset value, the amount of cash allocated to the stockholder for the purchase of shares on its behalf in the open market.

         Dividends on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed its realized income and gains, even though those dividends may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed, or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus included in the price paid by the stockholder).

         If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares. If one or more such distributions occur in any taxable year, the available earnings and profits first will be allocated to the distributions made to the Preferred Stockholders and only thereafter to distributions made to Common Stockholders. As a result, the Preferred Stockholders will receive a disproportionate share of the distributions treated as dividends, and the Common Stockholders will receive a disproportionate share of the distributions treated as a return of capital.

         OTHER. Part or all of the interest on indebtedness, if any, incurred or continued by a stockholder to purchase or carry Fund shares is not deductible for federal income tax purposes. The non-deductible part is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including Capital Gain Dividends) paid to the stockholder that are exempt-interest dividends. Under rules the Internal Revenue Service (the "Service") uses to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though those funds are not directly traceable to the purchase of the shares. Under a published position of the Service, a stockholder's interest deduction generally will not be disallowed to the extent the average adjusted basis of the stockholder's tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the stockholder's trade or business assets (in the case of most corporations) or portfolio investments (in the case of individuals). Legislation has been introduced in recent years that would limit or repeal this 2% de minimis exception, thus reducing the total after-tax yield of a stockholder.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds will not be tax-exempt to any stockholders who are "substantial users" (or persons related to "substantial users") of facilities financed by those bonds. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of those bonds.

         SALE OR REDEMPTION OF SHARES. The sale, exchange, or redemption of Fund shares may give rise to a taxable gain or loss. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, (1) any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on the shares and (2) any such loss not so disallowed will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received with respect to the shares. All or a portion of any loss realized on a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In that case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering stockholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by the stockholder. Stockholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a stockholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, the stockholder may be treated as having received a taxable dividend (instead of capital gain or loss) on the tender of its Common Shares. In that case, there is a remote risk that non-tendering stockholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of a Preferred Stockholder's Preferred Shares and the stockholder is treated as having received a taxable dividend on the redemption, there is a remote risk that Common Stockholders and non-redeeming Preferred Stockholders will be treated as having received taxable distributions from the Fund. To the extent the Fund recognizes net gains on the liquidation of portfolio securities to meet tenders of Common Shares, it will be required to make taxable distributions to its stockholders, which may in turn require it to make additional distributions to the Preferred Stockholders, if any.

         WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends (including Capital Gain Dividends) paid to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not otherwise subject to that withholding ("backup withholding"). The backup withholding rates are (1) 30% for amounts paid during 2002 and 2003, (2) 29% for amounts paid during 2004 and 2005, and
(3) 28% for amounts paid during 2006 through 2010. The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

         For a foreign investor to qualify for exemption from withholding under an income tax treaty, the investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

         TAX CONSEQUENCES OF CERTAIN INVESTMENTS

         HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to increase its taxable income, accelerate income, defer losses, cause adjustments in the holding periods of its securities, convert long-term capital gains to short-term capital gains, and/or convert short-term capital losses to long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to stockholders. Distributions to stockholders of income earned from the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the stockholders' best interests.

         Certain of the Fund's hedging activities are likely to produce a difference between its book income and the sum of its net tax-exempt and taxable income. If the Fund's book income exceeds its net tax-exempt and taxable income, the distribution of the excess would be treated as (1) a taxable dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (2) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (3) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, it could be required to make distributions exceeding book income to continue to qualify as a RIC.

         Certain listed options and futures contracts are considered "Section 1256 contracts" for federal income tax purposes. In general, gain or loss the Fund realizes on Section 1256 contracts will be considered 60% long-term and 40% short-term capital gain or loss. Also, Section 1256 contracts the Fund holds at the end of each taxable year (and at October 31 for purposes of calculating the excise tax) will be "marked to market," that is, treated for federal income tax purposes as though sold for fair market value on the last business day of the taxable year. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of section 1256.

         Gain or loss the Fund realizes on the expiration or sale of certain OTC options it holds will be either long-term or short-term capital gain or loss depending on its holding period for the options. However, gain or loss realized on the expiration or closing out of options the Fund wrote will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option the Fund wrote is exercised, gain or loss on the option will not be separately recognized, but the premium received or paid will be included in the calculation of gain or loss on disposition of the property underlying the option.

         Any security, option, or futures contract, delayed delivery transaction, or other position the Fund enters into or holds in conjunction with any other position it holds may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are
Section 1256 contracts will constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until that position is disposed of; that the Fund's holding period in certain straddle positions be suspended until the straddle is terminated (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, that otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

         SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund may acquire zero coupon or other municipal securities issued with OID. As a holder of those securities, the Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any tax-exempt OID, to satisfy the distribution requirement applicable to RICs, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) .25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         GENERAL. The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders treated as United States persons under Code. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the AMT. Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal, state and local income tax consequences of purchasing, holding, and disposing of Fund shares. A summary of tax matters pertaining to New York State is set forth in Appendix B.

           MARKETING, PERFORMANCE-RELATED AND COMPARATIVE INFORMATION

         The Fund may be a suitable investment for a stockholder who is a resident of New York and is thinking of adding bond investments to his or her portfolio to balance the appreciated stocks that the stockholder is holding. Therefore, Common Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing Common Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments (including those not subject to the alternative minimum tax), and from comparable fully taxable investments, in light of each such investor's tax position.

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Because they enjoy special tax advantages, municipal bonds usually pay lower interest rates than similar bonds issued by corporations or the federal government. However, after taxes they may provide you with more disposable income than many taxable alternatives.

         For example, if you fall into the 34.8% tax bracket, you would need to earn 7.67% on a taxable security to match a 5.00% yield from a tax-exempt security. For more information concerning tax-equivalent yield, see Appendix C.

OTHER BENEFITS OF INTERMEDIATE MUNICIPAL BONDS:

o        COMPETITIVE RETURNS WITH LOWER VOLATILITY

         From January 1, 1990 until June 30, 2002, intermediate municipal bonds captured 88% of the return on longer-term bonds, while incurring only 60% of the volatility, as measured by standard deviation. (see table below). Of course, the past performance of any market sector is no assurance of its future performance.


---------------------------- -------------------------- ------------------------
Indexes                      Annualized Return          Standard Deviation*
---------------------------- -------------------------- ------------------------
Lehman Brothers 7-Year       6.8%                       3.5%
Municipal Bond Index(i)
---------------------------- -------------------------- ------------------------
Lehman Brothers Long         7.8%                       5.8%
Municipal Bond Index(ii)
---------------------------- -------------------------- ------------------------
         *Standard deviation is a measurement of volatility: the higher the standard deviation, the greater the volatility.

o        ATTRACTIVE RELATIVE VALUE

         Typically, the tax-exempt yields of municipal bonds are compared to the taxable yields of similar-maturity Treasury yields to determine their relative value.(iii) As of June 30, 2002, intermediate municipal bond yields were trading at nearly 86% of the yield on comparable U.S. Treasuries, an indication of attractive relative value.

         EXCHANGE-TRADED LIQUIDITY. Common Shares are expected to be listed on the American Stock Exchange, which will provide investors with liquidity, convenience, and daily price visibility through electronic services and newspaper stock tables. Share prices will fluctuate with market conditions.

         ABOUT NEUBERGER BERMAN. Neuberger Berman has more than 60 years experience managing clients' assets. The firm manages $58.7 billion in total assets as of June 30, 2002, including $19.9 billion in fixed-income securities. Firm-wide, Neuberger Berman's portfolio managers have an average of 26 years industry experience, so they're experienced at navigating a wide range of market conditions. The firm has a tradition of independent, fundamental research.

         NEUBERGER BERMAN'S APPROACH TO FIXED-INCOME INVESTING. Neuberger Berman has an experienced portfolio management staff that includes more than 30 fixed-income professionals. They look for strong municipal sectors and securities with high relative values and high credit ratings. They select securities based on geographic and state-specific guidelines. They actively manage duration and volatility, without major interest rate "bets." They focus largely on general obligation, essential service revenue bonds and pre-refunded issues with solid revenue streams and healthy debt coverage.

         WHAT IS A CLOSED-END FUND? A closed-end fund is a professionally managed investment portfolio, the shares of which are offered to the public and then traded on the open market, much like a common stock. Its share price is related to the value of its underlying assets (NAV); thus the shares may rise or fall depending on the success of the fund's investment strategy. The fund may trade at a discount or premium to its assets. An increase or decrease to that discount or premium may provide an additional source of gains (or losses) for the investor.


--------
(i) The Lehman Brothers 7-Year Municipal Bond Index (Lehman Muni Index) is an unmanaged Index comprised of investment grade municipal bonds with maturities of six to eight years. It is weighted according to the total market value of each bond in the Index.
(ii) The Lehman Brothers Long Municipal Bond Index includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million.
(iii) Intermediate municipal bond yields represented by the 10-Year AAA Muni GO. Intermediate Treasury bond yields represented by the 10-year U.S. Treasury Bond.
Source: Bloomberg.


             CUSTODIAN, TRANSFER AGENT, STOCKHOLDER SERVICING AGENT
                         AND DIVIDEND DISBURSEMENT AGENT

     State Street Bank and Trust Company, [address], serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services. ____________ [address] serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares. ____________ [address] serves as the Stockholder Servicing Agent.

                             INDEPENDENT ACCOUNTANTS

     __________________ [address] , serves as independent auditor for the Fund.
____________ provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the Securities and Exchange Commission.

                                     COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington D.C. 20036, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

         A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's prospectus and this Statement of Additional Information do not contain all of the information set forth in the

Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                   [INSERT REPORT OF INDEPENDENT ACCOUNTANTS]

                                                                      Appendix A

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

         S&P corporate bond ratings:
         --------------------------

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. ___ While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         Moody's corporate bond ratings:
         ------------------------------

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

         A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

         S&P commercial paper ratings:
         ----------------------------

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

         Moody's commercial paper ratings:
         --------------------------------

         Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      - Leading market positions in well-established industries.

      - High rates of return on funds employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                                                      Appendix B

                     NEW YORK AND U.S. TERRITORY INFORMATION

         The following is a summary of certain selected information relating to the economy and finances of New York State, New York City and the U.S. territories listed below. It is not a discussion of any specific factors that may affect any particular issuer of municipal securities. The information is not intended to be comprehensive and does not include all of the economic and financial information, such as certain information pertaining to budgets, receipts and disbursements, about New York State and New York City or such U.S. territories that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in accordance with issuance of general obligation bonds of New York or such U.S. territories. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the budget or equivalent office of New York State, New York City or such U.S. territories. The information below is derived from selected public documents of the type described above and has not been independently verified by the Fund and the Fund takes no responsibility for the completeness or accuracy of such information.

FACTORS PERTAINING TO NEW YORK

         New York State ended its 2000-2001 fiscal year balanced on a cash basis, with a reported closing balance in the General Fund of $1.03 billion. New York State adopted the debt service portion of the State budget for the 2002-2003 fiscal year on March 26, 2002. The State Legislature adopted the remainder of the budget for New York State's 2002-2003 fiscal year on May 16, 2002, and New York State released a revised State Financial Plan on May 22, 2002. The revised State Financial Plan projects balance on a cash basis for the 2002-2003 fiscal year. General Fund disbursements, including transfers to other funds are projected to total $40.22 billion for 2002-2003. The projected General Fund closing balance is $716 million. The State Financial Plan accompanying the Governor's 2002-2003 amended Executive Budget projected General Fund budget gaps of $2.8 billion in the 2003-2004 fiscal year and $3.3 billion in the 2004-2005 fiscal year. The State Legislature has enacted the Debt Reform Act of 2000, which applies to new state-supported debt (i.e. general obligation debt of the state and lease-purchase and contractual obligations of public authorities and municipalities where debt service is paid from state appropriations) issued on or after April 1, 2000. It imposes caps on new debt outstanding and new debt service costs.

         The fiscal stability of New York State relates, at least in part, to the fiscal stability of its localities and authorities. Various state agencies, authorities and localities have issued large amounts of bonds and notes supported by New York State. In some cases, New York State has had to provide special assistance in recent years to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. The extent to which state agencies and local governments require state assistance to meet their financial obligations, may adversely affect the ability of New York State to meet its own obligations as they become due or to obtain additional financing.

         For each of the 1981 through 2001 fiscal years, New York City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers ("transfers"). For the 2001 fiscal year, New York City had an operating surplus of $2.949 billion, before transfers. General Fund total revenues for the 2001 fiscal year were approximately $40.23 billion. New York City's Financial Plan for the 2002 through 2006 fiscal years projects revenues and expenditures for the 2002 and 2003 fiscal years, balanced in accordance with GAAP, and projects gaps of $3.7 billion, $4.2 billion and $4.6 billion for fiscal years 2004 through 2006, respectively. New York City has shown a pattern of consistently projecting and closing budget gaps. New York City has outlined a gap-closing program which anticipates additional New York City agency programs to reduce expenditures or increase revenues and additional federal and state actions such as intergovernmental aid to New York City. There can be no assurance that additional gap-closing measures, such as tax increases or reductions in New York City services, will not be required.

         Implementation of New York City's four-year annual financial plan is also dependent upon New York City's ability to market its securities successfully in the public credit markets including its ability to issue short term notes to finance its seasonal working capital needs. The fiscal health of New York City, which has been the largest issuer of municipal bonds in the country and is a leading international commercial center, exerts a significant influence upon the fiscal health and bond values of issues throughout New York State. Bond values of the Municipal Assistance Corporation, New York State, the New York Local Government Assistance Corporation, the New York State Dormitory Authority, the New York City Municipal Water Finance Authority, the New York City Transitional Finance Authority and The Metropolitan Transportation Authority may be particularly affected by serious financial difficulties encountered by New York City. The Fund could be expected to hold bonds issued by many, if not all of these issuers, at any given time.

         The financial condition of New York State, New York City and other New York issuers may be affected by many economic, social, political and international factors which cannot be predicted with certainty. These factors include, but may not be limited to, litigation, pension costs and pension fund earnings, collective bargaining with governmental employees, changes resulting from entitlement program reforms, the receipt of intergovernmental aid, and the performance of the securities and financial sector which is more significant to the New York economy than to the national economy. Factors particularly affecting New York City also include its ability to meet its extensive infrastructure and other capital needs in the face of limited funding capacity.

NEW YORK TAX MATTERS

         In the opinion of special New York tax counsel, under New York law, dividends paid by the Fund are exempt from New York State and New York City personal income taxes applicable to individuals who reside in New York State and New York City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payment on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments of Puerto Rico, the U.S. Virgin Islands, Guam and other U.S. territories. Other distributions from the Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State and New York City personal income taxes. Distributions to a corporate stockholder will be subject to New York State corporate franchise tax and New York City general corporation tax.

         The foregoing briefly summarizes some of the important New York State and New York City personal income tax consequences to stockholders of investing in Common Shares, reflects the New York State and New York City income tax laws as of the date of this Statement of Additional Information and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisers regarding other state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

FACTORS PERTAINING TO U.S. TERRITORIES

         PUERTO RICO. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss.

         The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing "possessions corporation" status. However, in 1993, Section 936 was amended to provide for two alternative limitations on the Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

         Also in 1996, a new Section 30A was added to the Code. Section 30A permits a "qualifying domestic corporation" that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business. Section 30A will be phased out by January 1, 2006. The Governor of Puerto Rico proposed that Congress permanently extend Section 30A until the Puerto Rican economy achieves certain economic improvements. To date, however, no action has been taken.

         During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range over the last 5 fiscal years and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact to date from the 1996 federal legislation phasing out
Section 936 tax benefits to Puerto Rico subsidiaries of U.S. Corporations, created a positive outlook for the credit in the late 1990s. Despite the fact that there have been some high profile U.S. companies that have left the island partially due to the Section 936 phase out, many corporations have elected to convert to controlled foreign corporation (CFC) status, which allows them to delay federal income taxes until the income is distributed to U.S. shareholders.

         In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico's exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

         A new administration, the Popular Democratic Party that favors Puerto Rico's commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

         The major key to maintaining Puerto Rico's external ratings (Baa1/A-from Moody's and S&P, respectively) is the ability of the government to balance fiscal year 2002 performance after lackluster fiscal year 2001 results that necessitated deficit financing. Complicating matters is the uncertainty surrounding the negative effects on tourism caused by September 11th terrorist attacks and the scope and duration of the continued slowdown in the U.S. economy.

         THE U.S. VIRGIN ISLANDS. The United States Virgin Islands ("USVI") is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. The September 11th terrorist attacks will likely have an adverse affect on tourism, the extent of which is unclear.

         An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.

         GUAM. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. With hotels alone accounting for 8.5% of Guam's employment and Japanese tourists comprising 86% of total visitor arrivals, the Japanese recession and depreciation of the yen versus the dollar earlier this year have had a negative impact on the island's economy in 1998. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. These negative trends have had an unfavorable effect on Guam's financial position with consistent general fund deficits from 1997-1999 and a small surplus in 2000. Fiscal year 2001 is expected to be worse than fiscal year 2000. Guam also has a high debt burden. These factors caused S&P to downgrade Guam's rating to BB (below investment grade) from BBB- on March 25, 2002. Guam is not rated by Moody's.

                                                                      Appendix C

                           TAX-EQUIVALENT YIELD TABLE

         The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 7% under the regular 2002 federal income tax and New York State and New York City personal income tax rates applicable to individuals.

--------------------------------------------------------------------------------------------------------------------
                                  Combined Federal and                     A tax-exempt yield of
                                New York State Tax Rates
--------------------------------------------------------------------------------------------------------------------
 Single Return   Joint Return   Federal State  Blended    4.0%    4.5%   5.0%    5.5%      6.0%     6.5%     7.0%
--------------------------------------------------------------------------------------------------------------------
(Taxable                                                         is equivalent to a fully taxable yield of
Income)*
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   $20,001 -   $40,001- $46,700  15.0%  6.85%   20.82%    5.05%   5.68%  6.31%   6.95%     7.58%    8.21%    8.84%
   $27,950
--------------------------------------------------------------------------------------------------------------------
   $27,951 -   $46,701-$112,850  27.0%  6.85%   32.00%    5.88%   6.62%  7.35%   8.09%     8.82%    9.56%   10.29%
   $67,700
--------------------------------------------------------------------------------------------------------------------
   $67,701-   $112,851-$171,950  30.0%  6.85%   34.80%    6.13%   6.90%  7.67%   8.44%     9.20%    9.97%   10.74%
   $141,250
--------------------------------------------------------------------------------------------------------------------
   $141,251-  $171,951-          35.0%  6.85%   39.45%    6.61%   7.43%  8.26%   9.08%     9.91%   10.74%   11.56%
   $307,050   $307,050
--------------------------------------------------------------------------------------------------------------------
Over $307,050 Over $307,050      38.6%  6.85%   42.81%    6.99%   7.87%  8.74%   9.62%    10.49%   11.37%   12.24%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                Combined Federal, New York                   A tax-exempt yield of
                                State and City Tax
                                Rates
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Single Return   Joint Return   Federal  City  Blended      4.0%    4.5%   5.0%    5.5%      6.0%     6.5%     7.0%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
(Taxable                                                         is equivalent to a fully taxable yield of
Income)*
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  $20,001 -   $40,001 - $45,000  15.0% 10.38%   23.83%    5.25%   5.91%  6.56%   7.22%     7.88%    8.53%    9.19%
  $25,000
--------------------------------------------------------------------------------------------------------------------
  $25,001 -   $45,001 - $46,700  15.0% 10.44%   23.87%    5.25%   5.91%  6.57%   7.22%     7.88%    8.54%    9.19%
  $27,950
--------------------------------------------------------------------------------------------------------------------
  $27,951 -   $46,701 - $90,000  27.0% 10.44%   34.62%    6.12%   6.88%  7.65%   8.41%     9.18%    9.94%   10.71%
  $50,000
--------------------------------------------------------------------------------------------------------------------
  $50,001 -   $90,001 -$112,850  27.0% 10.50%   34.66%    6.12%   6.89%  7.65%   8.42%     9.18%    9.95%   10.71%
  $67,700
--------------------------------------------------------------------------------------------------------------------
  $67,701 -   $112,851 -         30.0% 10.50%   37.35%    6.38%   7.18%  7.98%   8.78%     9.58%   10.38%   11.17%
  $141,250    $171,950
--------------------------------------------------------------------------------------------------------------------
  $141,251-   $171,951 -         35.0% 10.50%   41.82%    6.88%   7.73%  8.59%   9.45%    10.31%   11.17%   12.03%
  $307,050    $307,050
--------------------------------------------------------------------------------------------------------------------
Over $307,050 Over $307,050     38.60% 10.50%   45.06%    7.28%   8.19%  9.10%  10.01%    10.92%   11.83%   12.74%
--------------------------------------------------------------------------------------------------------------------

*Net amount subject to federal personal income tax after deductions and exemptions.

     The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions generally for taxpayers with adjusted gross income in excess of $137,300. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $103,000 and joint filers with adjusted gross income in excess of $206,000. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     The combined federal, New York State and New York City tax brackets are calculated using the highest New York tax rate applicable within each bracket. Taxpayers may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that New York taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 27%, 30%, 35% and 38.6%. A supplemental New York State tax will also apply to filers with adjusted gross income between $100,000 and $150,000 which phases out the benefit of lower marginal brackets. The adjustment is not reflected above.

         Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from the regular federal income tax and New York State and New York City personal income taxes, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on capital gain distributions. It should also be noted that the interest earned on certain "private activity bonds," while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax advisers for additional information.

                           PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

   1.   Financial Statements:

        Report of Independent Auditors (to be filed)

        Statement of Assets and Liabilities (to be filed)


   2.   Exhibits:

        a.    Articles of Incorporation (filed herewith)

        b.    By-Laws (filed herewith)

        c.    None

        d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the By-Laws

        e.    Dividend Reinvestment Plan (to be filed)

        f.    None

        g.    (1)  Form of Management Agreement (to be filed)

              (2)  Form of Sub-Advisory Agreement (to be filed)

        h.    (1)  Form of Underwriting Agreement (to be filed)

              (2)  Form of Master Agreement Among Underwriters (to be filed)

              (3)  Form of Master Selected Dealer Agreement (to be filed)

        i.    None

        j.    Form of Custodian Contract (to be filed)

        k.    (1)  Form of Transfer Agency and Service Agreement (to be filed)

              (2)  Form of Administration Agreement (to be filed)

              (3)  Form of Shareholder Servicing Agreement (to be filed)

        l.    Opinion and Consent of Counsel (to be filed)

        m.    None

        n.    Consent of Independent Auditors (to be filed)

        o.    None

        p.    Letter of Investment Intent (to be filed)

        q.    None

        r. Code of Ethics for Registrant, its Investment Advisers and its Sub-Adviser (to be filed)

ITEM 25.  MARKETING ARRANGEMENTS

         See form of Underwriting Agreement to be filed as exhibit 2.h to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

         Securities and Exchange Commission Fees....................  $
         American Stock Exchange LLC Listing Fees...................
         National Association of Securities Dealers, Inc. Fees......
         Federal Taxes              ................................
         State Taxes and Fees       ................................
         Printing and Engraving Expenses............................
         Legal Fees                 ................................
         Director Fees              ................................
         Accounting Expenses        ................................
         Miscellaneous Expenses     ................................   _______

                  Total             ................................   $
                                                                       =======

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.(1)

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

                                                                     Number of Record Shareholders as of
                 Title of Class                                                July 29, 2002
                 --------------                                                -------------
         Shares of Common Stock, par value $0.0001 per share                          None

ITEM 29.  INDEMNIFICATION

         Article Twelfth of the Registrant's Articles of Incorporation, filed as
Exhibit 2.a. to this Registration Statement, and Article IX of the Registrant's By-Laws, filed as Exhibit 2.b., provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund's request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund's Board of Directors. Section 2-418(b) of the Maryland General Corporation Law ("Maryland Code") permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or
(c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to
Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the Investment Company Act of 1940, as amended ("1940 Act"), which prohibits indemnification of any director or officer of the Registrant against any

--------

(1) Until such time as the Registrant completes the public offering of its Common Stock, Neuberger Berman Management Inc. will be a control person of the Registrant. Neuberger Berman Management Inc. is a wholly owned subsidiary of Neuberger Berman Inc., a publicly held holding company that has a number of direct and indirect subsidiaries.

liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 9 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provides that neither NB Management nor any director, officer or employee of NB Management performing services for any series of the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed
(i) to protect NB Management against any liability to the Registrant or any series thereof or its interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant.

         Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Agreement, Neuberger Berman will not be subject to liability for any act or omission or any loss suffered by any series or its interest holders in connection with the matters to which the Agreement relates.

         Section 12 of the Administration Agreement between the Registrant and NB Management provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Section 13 of the Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management's entry into or performance of the Agreement; or
(ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Registrant; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Section 14 of the Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Registrant that result from: (i) NB Management's failure to comply with the terms of the Agreement; or
(ii) NB Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

         The Underwriting Agreement to be filed as Exhibit 2.i is expected to contain provisions limiting the liability and providing for indemnification of the Underwriter and its directors, officers, employees and agents under certain conditions.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of nay action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each principal of Neuberger Berman is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME                                             BUSINESS AND OTHER CONNECTIONS
----                                             ------------------------------
Claudia Brandon                                  Secretary, Neuberger Berman Advisers Management Trust; Secretary,
Vice President/Mutual Fund Board Relations,      Neuberger Berman Equity Funds; Secretary, Neuberger Berman Income
NB Management Inc. since May 2000; Vice          Funds.
President, NB Management from 1986-1999;
Employee, Neuberger Berman since 1999.

Thomas J. Brophy                                 None.
Vice President, Neuberger Berman; Vice
President, NB Management Inc. since March 2000.

Lori Canell                                      None.
Managing Director, Neuberger Berman;
Vice President, NB Management Inc.

Valerie Chang                                    None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Brooke A. Cobb                                   None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Robert Conti                                     Vice President, Neuberger Berman Income Funds; Vice President,
Vice President, Neuberger Berman; Senior Vice    Neuberger Berman Equity Funds; Vice President, Neuberger Berman
President, NB Management Inc. since November     Advisers Management Trust
2000; Treasurer, NB Management Inc. until May
2000.

Robert W. D'Alelio                               None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Stanley G. Deutsch                               None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc. since September
2000.

Ingrid Dyott                                     None.
Vice President, Neuberger Berman; Vice
President, NB Management Inc.



                                      C-4

NAME                                             BUSINESS AND OTHER CONNECTIONS
----                                             ------------------------------

Michael F. Fasciano                              President, Fasciano Company Inc. until March 2001; Portfolio
Managing Director, Neuberger Berman since        Manager, Fasciano Fund Inc. until March 2001.
March 2001; Vice President, NB Management Inc.
since March 2001.

Robert S. Franklin                               None.
Vice President, Neuberger Berman; Vice
President, NB Management Inc.

Brian P. Gaffney                                 Vice President, Neuberger Berman Income Funds; Vice President,
Managing Director, Neuberger Berman since        Neuberger Berman Equity Funds; Vice President, Neuberger Berman
April 2000, Senior Vice President,               Advisers Management Trust.
NB Management Inc. since November 2000; Vice
President, NB Management from April 1997
through November 1999.

Robert I. Gendelman                              None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Thomas E. Gengler, Jr.                           None.
Senior Vice President, Neuberger Berman since
February 2001, prior thereto, Vice President,
Neuberger Berman since 1999; Senior Vice
President, NB Management Inc. since March 2001
prior thereto, Vice President, NB Management
Inc.

Theodore P. Giuliano                             None.
Vice President (and Director until February
2001), NB Management Inc.; Managing Director,
Neuberger Berman

Joseph K. Herlihy                                Treasurer, Neuberger Berman Inc.
Senior Vice President, Treasurer, Neuberger
Berman; Treasurer, NB Management Inc.

Michael M. Kassen                                Executive Vice President, Chief Investment Officer and Director,
Executive Vice President and Chief Investment    Neuberger Berman Inc.
Officer, Neuberger Berman; Chairman and
Director, NB Management Inc. since May 2000,
prior thereto, Executive Vice President, Chief
Investment Officer and Director, NB Management
Inc. from November 1999 until May 2000; Vice
President from June 1990 until November 1999.



                                      C-5

NAME                                             BUSINESS AND OTHER CONNECTIONS
----                                             ------------------------------

Barbara R. Katersky                              None.
Senior Vice President, Neuberger Berman;
Senior Vice President, NB Management Inc.

Robert B. Ladd                                   None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Kelly M. Landron                                 None.
Vice President, NB Management Inc. since March
2000.

Jeffrey B. Lane                                  Director, Chief Executive Officer and President, Neuberger Berman
Chief Executive Officer and President,           Inc.; Director, Neuberger Berman Trust Company from June 1999
Neuberger Berman; Director, NB Management Inc.   until November 2000.
since February 2001.

Josephine Mahaney                                None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Michael F. Malouf                                None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Robert Matza                                     Executive Vice President, Chief Operating Officer and Director,
Executive Vice President and Chief               Neuberger Berman Inc. since January 2001,  prior thereto, Executive
Operating Officer, Neuberger Berman since        Vice President, Chief Administrative Officer and Director, Neuberger Berman, Inc.
January 2001, prior thereto, Executive Vice
President and Chief Administrative Officer,
Neuberger Berman; Director, NB Management Inc.
since April 2000.

Ellen Metzger                                    Assistant Secretary, Neuberger Berman Inc. since 2000.
Vice President, Neuberger Berman; Secretary,
NB Management Inc.

Arthur Moretti                                   Managing Director, Eagle Capital from January 1999 until June 2001.
Managing Director, Neuberger Berman since June
2001; Vice President, NB Management Inc. since
June 2001.

S. Basu Mullick                                  None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Janet W. Prindle                                 Director, Neuberger Berman National Trust Company since January
Managing Director, Neuberger Berman; Vice        2001; Director Neuberger Berman Trust Company of Delaware since
President, NB Management Inc.                    April 2001.



                                      C-6

NAME                                             BUSINESS AND OTHER CONNECTIONS
----                                             ------------------------------

Kevin L. Risen                                   None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Heidi L. Schneider                               Executive Vice President and Director, Neuberger Berman Inc.;
Executive Vice President, Neuberger Berman;      Chair and Director, Neuberger Berman National Trust Company since
Director, NB Management Inc. since February      January 2001; Director, Neuberger Berman Trust Company of Delaware
2001.                                            since February 2000 (and Chair until January 2001); Director,
                                                 Neuberger  Berman Trust Company until September 2001 (and Chair from September 1999 until January 2001).

Benjamin E. Segal                                None.
Managing Director, Neuberger Berman since
November 2000, prior thereto, Vice President,
Neuberger Berman; Vice President,
NB Management Inc.

Jennifer Silver                                  None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Kent C. Simons                                   None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Matthew S. Stadler                               Senior Vice President and Chief Financial Officer, Neuberger
Senior Vice President and Chief Financial        Berman Inc. since August 2000;  Senior Vice President and Chief
Officer, Neuberger Berman since August 2000,     Financial Officer, National Discount Brokers Group from May 1999 until
prior  thereto, Controller, Neuberger Berman     October 1999.
from November 1999 to August 2000; Senior Vice
President and Chief Financial Officer, NB
Management Inc. since August 2000.

Peter E. Sundman                                 Executive Vice President and Director, Neuberger Berman Inc.;
President and Director, NB Management Inc.;      President and Chief Executive Officer, Neuberger Berman Income
Executive Vice President, Neuberger Berman.      Funds, President and Chief Executive Officer, Neuberger Berman
                                                 Advisers Management Trust; President and Chief Executive Officer,
                                                 Neuberger Berman Equity Funds.

Judith M. Vale                                   None.
Managing Director, Neuberger Berman; Vice
President, NB Management Inc.

Catherine Waterworth                             None.
Vice President, Neuberger Berman; Vice
President, NB Management Inc.

Allan R. White, III                              None.
Managing Director, Neuberger Berman; Vice
President, NB Management.


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of its custodian and accounting agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its transfer agent, [name/address of transfer agent], except for the Registrant's Articles of Incorporation and By-Laws, minutes of meetings of the Registrant's Directors and shareholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

ITEM 32.  MANAGEMENT SERVICES

         None.

ITEM 33.  UNDERTAKINGS

   1. The Registrant hereby undertakes to suspend the offering of its shares until it amends its Prospectus if:

      (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

      (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

   2. N/A

   3. N/A

   4. N/A

   5. The Registrant hereby undertakes:

      (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

      (2) For the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

   6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 29th day of July 2002.

                                      NEUBERGER BERMAN NEW YORK INTERMEDIATE
                                      MUNICIPAL FUND INC.



                                      By: /s/ Peter Sundman
                                         ----------------------------------
                                          Name:   Peter Sundman
                                          Title:  President and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                                Title                                  Date
---------                                                -----                                  ----


/s/ Peter Sundman
----------------------------------------        President and Director                     July 29, 2002
Peter Sundman                                  (Chief Executive Officer)

/s/ Robert Conti
----------------------------------------               Treasurer                           July 29, 2002
Robert Conti                                 (Chief Financial Officer and
                                                  Accounting Officer)

/s/ Claudia Brandon                                    Director                            July 29, 2002
----------------------------------------
Claudia Brandon


                NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

                                  EXHIBIT INDEX


Exhibit              Document Description
-------              --------------------

   a.  Articles of Incorporation (filed herewith)

   b.  By-Laws (filed herewith)

   c.  None

   d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the By-Laws

   e.  Dividend Reinvestment Plan (to be filed)

   f.  None

   g.  (1)  Form of Management Agreement (to be filed)

       (2)  Form of Sub-Advisory Agreement (to be filed)

   h.  (1)  Form of Underwriting Agreement (to be filed)

       (2)  Form of Master Agreement Among Underwriters (to be filed)

       (3)  Form of Master Selected Dealer Agreement (to be filed)

   i.  None

   j.  Form of Custodian Contract (to be filed)

   k.  (1)  Form of Transfer Agency and Service Agreement (to be filed)

       (2)  Form of Administration Agreement (to be filed)

       (3)  Form of Shareholder Servicing Agreement (to be filed)

   l.  Opinion and Consent of Counsel (to be filed)

   m.  None

   n.  Consent of Independent Auditors (to be filed)

   o.  None

   p.  Letter of Investment Intent (to be filed)

   q.  None

   r.  Code of Ethics for Registrant and its Investment Advisers (to be filed)